UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-21625
Investment Company Act file number

Intrepid Capital Management Funds Trust
 (Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
 (Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
 (Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2016

Date of reporting period: 03/31/2016

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund
Intrepid International Fund
Intrepid Select Fund

Semi-Annual Report
March 31, 2016

Intrepid Capital Fund

April 1, 2016 “Indeed it has been said that democracy is the worst form of government except for all those other forms tried from time to time” - Winston Churchill

Mark F. Travis, President/C.E.O.

Dear Friends and Clients,

After reading the reference to democracy in the quote above, I am also reminded of watching sausage being made – not a pretty process! As we enter the ‘silly season’ of presidential politics, the electorate is angry and frustrated that Washington doesn’t work the way voters wish it did. This frustration, along with inflation adjusted incomes lower than they were eight years ago, is manifested on both sides of the aisle by the presidential candidates. This could get interesting.

On a happier note, for the first quarter ending March 31, 2016, the Intrepid Capital Fund – ICMBX (the “Fund”) increased 2.27% compared to the returns of 1.35% for the S&P 500 Index and 3.25% for the BAML High Yield Master II Index. 2016 began with the markets selling off, led by companies with exposure to oil, which fell below $30/barrel by mid-January. The billions in debt borrowed in the last six to seven years to expand the U.S. oil and gas production business is now an albatross around the industry’s neck. What modeled out beautifully at $100/barrel doesn’t work at $30/barrel. Much of the issuance in the high yield (less than investment grade) bond market has been borrowed by the oil and gas industry.

As the chart below shows, the U.S. rig count compiled weekly by Baker Hughes has now dropped to 25 year lows. Although we believe this reduction in new wells will eventually restrict production and push oil prices higher, we just don’t know when.

Intrepid Capital Fund

The interest rate decisions made by the Federal Reserve affect the bond market. It has been said that when the bond market sneezes, the stock market catches a cold. As the bond market has demanded higher and higher interest rates on loans (bonds) to the oil and gas industry, this has had a chilling effect on the equity market. We like to remind shareholders that the “bankers eat first” in a business with a lot of debt, while the equity holders get what is left. For many companies in the oil and gas industry, the bankers’ portion – interest and principal payments – consumes any profits, leaving the equity virtually worthless.

As defensive portfolio managers with what many of our peers would consider intolerably large cash balances, we welcome the lower equity prices as an opportunity to put money to work at attractive prices. Please keep in mind, this desire of ours is often juxtaposed with those of our shareholders, many of whom, as I sarcastically say, “buy high, sell low,” and treat a market down 10% or more as an opportunity to flee! We would contend that the better time to withdraw would be after a large upswing in Net Asset Value (NAV), like after 2009, when the Fund increased 31.28% for the calendar year. Our underperformance is generally driven by our conservatism and willingness to sell when prices reach our estimates of value. The corresponding cash balances become a sea anchor, particularly if prices continue to rise.

We believe the first quarter increase in the Fund was driven by our global search for value and the stubborn ability to hang on until that value is reached. The Fund’s five largest contributors during the quarter were Tetra Tech (ticker: TTEK), Coach (ticker: COH), Fabrinet (ticker: FN), Dundee Corp. (ticker: DC/A CN), and Verizon (ticker: VZ). The Fund’s five largest detractors for the quarter were American Science & Engineering (ticker: ASEI), Express Scripts (ticker: ESRX),

Intrepid Capital Fund

Telephone & Data Services (ticker: TDS), EZCORP 2.125% convertible bonds due 6/15/19, and Unit Corp. (ticker: UNT). The irony in looking at the first quarter top performers is that many are the same companies that caused our performance to drag in calendar year 2015.

We are pleased with our results over the last decade, less so with the shorter periods. Unfortunately, to obtain the long-term results that most people express is their desire (we can debate this one in future letters!), we often have to suffer in the short run. This bull market is old (greater than 7 years), faces an interest rate headwind (Mrs. Yellen – Federal Reserve Chairwoman), and is expensive, with a price earnings (P/E) ratio of 22 compared to a long-term average of 16. These indicate to me that we will face challenges ahead. The good news is we at Intrepid Capital will be ready!

Thank you for your continued support as we attempt to compound your capital, and ours, at an attractive risk-adjusted rate.

Best regards,

Mark F. Travis President
Intrepid Capital Fund Portfolio Manager

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Bank of America Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks. You cannot invest directly in an index.

Investment Grade is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Price to Earnings (P/E) Ratio is calculated by dividing the current price of the stock by the company’s trailing 12 months’ earnings per share. The Baker Hughes U.S. Oil and Gas Rotary Rig Count is a weekly estimate of all active rotary rigs drilling oil or natural gas wells within the U.S., compiled by oil and gas services company Baker Hughes Inc. To be counted as active, a rig must be on location and drilling a new well; rigs that are in transit, rigging up, or being used in non-drilling activities are not included.

Fund Holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

April 1, 2016

Janet Yellen’s Playlist

Defying Gravity (“Wicked” soundtrack)
I’m through with playing by
The rules of someone else’s game
Too late for second guessing
Too late to go back to sleep
It’s time to trust my instincts

Close my eyes, and leap…
It’s time to try defying gravity
I think I’ll try defying gravity
And you can’t pull me down

I’m through accepting limits
‘Cause someone says they’re so
Some things I cannot change
But ‘til I try, I’ll never know
-Sung by Elphaba, aka The Wicked Witch of the West

Jayme Wiggins,
Endurance Fund Portfolio Manager

Dear Fellow Shareholders,

Are central bankers wicked megalomaniacs or well-intentioned public servants? Janet Yellen, Greenspan and Bernanke before her, and their international ilk have plenty of cheerleaders. Wall Street sings their praises. First they argued the Fed had to adopt extraordinary measures to help rescue the banks in 2008 to prevent a depression. The extraordinary has become the expected. Now, over seven years later, we’re inching toward negative interest rates, sending stocks to near-record levels. Certain academics and government bureaucrats have proposed an outright ban on cash. Their apparent goal is to trap you inside of a banking system that plunders your savings in order to support the welfare state and ensure the capital markets continue “defying gravity.”

Some might call this arrangement an unholy alliance between the very rich (stocks stay high) and very poor (get free stuff), but that’s unfair. Citizens all across the wealth spectrum are primarily bystanders to the biggest financial experiment in history. The Federal Reserve, European Central Bank, Bank of Japan, and others are finished “playing by the rules of someone else’s game.” They no longer accept zero as a lower limit for interest rates, even though the time value of money, an immutable law of finance, dictates that a dollar today is worth more than a dollar in the future. And what about the fact that years of easy money have delivered the weakest economic recovery in history? For the bankers who believe they can steer markets and economies alike, it’s too late for second guessing. They close their eyes, and leap.

Intrepid Endurance Fund

Quantitative easing and pushing interest rates negative are desperate acts. History has shown that extreme monetary policy rarely spares us from economic pain—it only defers it. Since retiring as Fed Chair, Ben Bernanke is paid speaking fees of up to $400,000 per event, and he is on the payroll of Citadel, one of the largest, most levered high-frequency trading hedge funds. When central bankers close their eyes and leap, they have parachutes. The U.S. economy does not. Attempts to eliminate the business cycle lead to distortions and busts.

Almost nine years have elapsed since the beginning of the last bear market, which was accompanied by the implosion of the housing bubble. The recent release of The Big Short on film provides a timely reminder of the willingness of Wall Street to perpetuate bubbles for financial gain. The Big Short is the story of a small, intrepid group of investment professionals who bet against the U.S. housing market. At the time, this was an almost unheard of position. In fact, the story’s protagonist, Michael Burry, had to ask the banks to create a new security that would allow him to express his negative views on home prices, specifically those owned by subprime borrowers.1 The banks did, for a price. When subprime homeowners stopped making mortgage payments, Burry expected the banks to begin marking higher the value of his short positions. They didn’t because they sat on the other side of the trade. The banks were on the hook for huge payouts to Burry as mortgage delinquencies rose.

Eventually, Burry scored huge gains after his short positions were appropriately marked. But this didn’t occur until the banks had offloaded their risk. The banks kept the price of anti-housing bets artificially low until they could leave someone else holding the bag. This was a maddening period for Burry. He knew he was right, but this wasn’t reflected in his sagging investment performance. Clients questioned his sanity and asked for their money back. Burry stood firm.

Mark Twain said, “History doesn’t repeat itself but it often rhymes.” We’re hearing music; are you? We’re not contending that the housing bubble is reincarnated, although home prices in hot markets (New York/San Francisco/Vancouver) have rocketed to new highs and the government is promoting low down payment loans again. We think the bubble is even broader today than it was a decade ago. It extends across global asset classes for stocks, bonds, real estate, art—almost anything that offers a yield or the potential for capital gains. The value of the U.S. housing stock is a gargantuan $28.5 trillion. However, the size of global stock and bond markets exceeds $200 trillion. With global trade and corporate earnings in decline and valuation multiples extended, the evidence suggests that stock prices should be dropping. But they’re defying gravity. You can’t hold them down.

_________________

[1]	The technical jargon is Credit Default Swaps (CDS) on Subprime Mortgage-Backed Securities (MBS)

Intrepid Endurance Fund

Each week, Jacksonville’s local newspaper, the Florida Times Union, reports real estate transactions in the area. Last week, there were three deals that disclosed prior selling prices. Two of these properties are located within five miles of my home, an area I know well.

The Josephs Group of Orangeburg, N.Y., paid $25.7 million for the Publix-anchored Medical and Merchants Center of San Pablo at 14444 Beach Blvd. Most of the 156,153-square-foot center on 23 acres was built in 1993, though other buildings were added later. It last sold for $12 million in 2013.

Publix Supermarkets has purchased the Harbour Place Shopping Center that it anchors at 13170 Atlantic Blvd. for $24 million. The 103,552-square-foot center on 18 acres was built in 1990 and last sold for $6.5 million in 2007.

Lexerd Capital Management of Summit, N.J., paid $8 million for the San Marco Village apartments at 2165 Dunsford Terrace. The 106-unit complex was built in 1973 and last sold for $3.73 million in 2012.

The implied annual rate of appreciation on these deals is between 16% and 29%—far above stock market gains over the same time periods. Fortunes have been made in commercial real estate. And, we suspect, fortunes will be lost.

The U.S. stock market sputtered as 2016 began, hitting its lows in February before staging the greatest intra-quarter comeback in history. At one point, the Russell 2000 Index of small caps was down 15.93% year-to-date, but it finished the quarter off 1.52%. The Intrepid Endurance Fund (the “Fund”) was off 3.43% at its worst point in the quarter, but recovered to end up 2.16% as of March 31, 2016. The Fund’s cash, which ended the quarter at 68.6% of assets, helped cushion the downside during January and early February. However, the Fund’s holdings had good performance in the three month period, contributing to the positive return for the Fund versus losses for the small cap benchmarks.

Several of the Fund’s biggest losers from 2015 were its largest contributors in the first quarter, including Corus Entertainment (ticker: CJR/B CN), Sandstorm Gold (ticker: SAND), and Silver Wheaton (ticker: SLW). On January 13th, Corus announced the acquisition of Shaw Media for $2.65 billion. This transaction ties Corus with Bell Media as the largest owner of television networks in Canada and makes Corus the undisputed heavyweight in channels targeting women and kids. It gives the company tremendous heft in dealing with advertisers and negotiating with distributors over carriage fees. Strategically, it’s a win, in our book, as there are significant synergies between the two businesses. Financially, it stretches Corus’s balance sheet, but the company’s robust free cash flow should enable quick deleveraging. The stock initially sold off on the deal, which included a dilutive equity component. However, it recovered into quarter end as investors began embracing the strategic rationale of the merger alongside Corus’s extremely low valuation multiple.

Intrepid Endurance Fund

Sandstorm Gold and Silver Wheaton participated in the rally in gold and silver prices off of multiyear lows. Silver Wheaton’s shares struggled last year because the Canadian government is arguing that the company owes it a significant amount of back taxes. We think many investors have fully factored a negative outcome for the tax dispute into their models for the company, and they moved past this issue to focus on Silver Wheaton’s solid execution and the stock’s discounted multiple versus comparable firms.

In our view, Sandstorm Gold has been the most inexpensive precious metals streaming company, often trading at multiples that are half those of its peers. A couple of years ago, the vast majority of Sandstorm’s revenue came from junior miner counterparties, and a few of them had weak balance sheets or above-average breakeven costs. Sandstorm has dramatically upgraded the quality of its counterparty portfolio through streaming and royalty acquisitions, and the company has also benefited from the acquisition of its partners by larger mining firms. Today, over three quarters of Sandstorm’s cash flow comes from major and mid-tier miners. We believe the firm’s counterparty risk profile is as good as larger streaming companies like Franco Nevada, Silver Wheaton, and Royal Gold.

The Fund’s largest detractors in Q1 were EZCORP convertible bonds (CUSIP 302301AB2), Unit Corp. (ticker: UNT), and American Science & Engineering (ticker: ASEI). EZCORP’s converts have tracked the stock lower, but we think the risk/reward equation is more favorable for the debt, which finished the quarter yielding 18%. We believe the underlying value inherent in EZCORP’s high-quality pawn shops has been obscured by several factors, including poor corporate governance, declining gold scrapping profits, and a material accounting restatement at a payroll withholding business in Mexico. Much of the debt consolidated onto EZCORP’s balance sheet is non-recourse to the company and is tied to a money-losing subsidiary. Once management rids itself of this headache, a cleaner investment story should emerge. We continue to believe our bonds are covered under all plausible scenarios. The current enterprise value of EZCORP, marking the bonds to market, implies a per store value for EZCORP’s pawn locations that is approximately one-quarter the level of its publicly-traded, acquisitive peers.

Unit Corp. fell in price again in the first quarter, bucking the energy sector trend. This may have been related to the company’s high exposure to natural gas, which performed worse than oil prices in Q1. We believe at least half of U.S. small cap energy companies would face a restructuring before Unit, given the firm’s better balance sheet at the beginning of the slide in commodity prices. Although oil is off the lows, prices are still far too weak to allow the industry to heal. We expect oil and natural gas to eventually recover further, however, the timing of a rebound has become increasingly crucial to investment positioning. If our estimated recovery is off by a year, many more companies could be forced to restructure than we originally anticipated. We currently have minimal exposure to the sector.

Intrepid Endurance Fund

American Science & Engineering’s stock (ticker: ASEI) dropped sharply in the first quarter after the company reported weak results. ASEI specializes in x-ray inspection and screening systems used to combat terrorism, drug trafficking, weapons smuggling, and illegal immigration. In today’s world, you’d think they’d be knocking it out of the park, but results have suffered from troop withdrawals from Iraq and Afghanistan. We think the worst is behind the company, which has cutting-edge technology. We added to our small stake in the quarter, when the company’s enterprise value was equivalent to three years’ worth of its research & development spending. We think shareholder value would be maximized if ASEI were part of a larger defense technology firm.

The Fund sold out of one position and purchased one new name in the first quarter. We exited our remaining stake in Ingram Micro (ticker: IM) on February 17th as the stock exceeded our intrinsic value estimate. This proved to be comically bad timing, as the company was bought out later that same day, robbing the Fund of about 29 basis points of additional performance.

We established a new holding in Starz (ticker: STRZA) after it declined on disappointing earnings guidance from Lions Gate, a major Starz shareholder and potential corporate suitor. Starz operates one of the leading premium television networks in the U.S. Since 2010, the company has shifted its lineup from movies to original programming, in hopes of mimicking the success of HBO and Showtime. Starz’ bargaining position with cable distributors has generally improved as the network now features successful original series such as Black Sails, Outlander, and Power, and is not just a reseller of feature films. On the other hand, distributors are consolidating and Starz may alienate them by recently offering its network over-the-top. Furthermore, premium channels face a growing competitive threat from Netflix, which is aggressively investing in original programming. We think the endgame for Starz is a union with another media company like Lions Gate, which owns 14% of Starz’ equity. Absent a deal, we still believe Starz is a viable standalone business with stable subscription-based revenues and an attractive free cash flow stream. We purchased the stock for less than 8x operating income but subsequently reduced our position after the shares quickly rebounded.

Last June, Bank of Japan (BOJ) Governor Haruhiko Kuroda spoke at a conference. The BOJ appears even more committed to financial arson than the Federal Reserve, given Japan’s ailing economy, aging demographics, and mountainous debt. Kuroda said that central bankers needed to operate with a positive attitude and conviction, which he likened to the Peter Pan Principle: “the moment you doubt whether you can fly, you cease forever to be able to do it.” Japan is past the point of no return, in our judgment. Statements like Kuroda’s demonstrate the direness of that country’s predicament. We can only hope that our Fed soon realizes they have averted a speedbump but are careening toward a concrete wall. A week ago, on March 30, 2016, Richard Fisher, Former Dallas Fed President, was featured on CNBC. During

Intrepid Endurance Fund

his time at the Fed, Fisher was often a lone critic of financial bailouts and QE. He commented on today’s Fed: “They’re living in constant fear of a market reaction. This is not the way you manage central bank policy.” Well said.

Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Intrepid Endurance Fund Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as a representative of the equity market in general. You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Enterprise Value equals market capitalization plus debt minus cash. Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Quantitative Easing (QE) is a monetary policy used by central banks to stimulate the economy when standard monetary policy has become ineffective.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

Jason Lazarus,
Income Fund Portfolio Manager

April 1, 2016

Dear Fellow Shareholders,

To the casual observer, the capital markets’ performance in the first quarter of 2016 would appear relatively uneventful. Nearly every major asset class posted moderately positive returns in the period. International equity indexes were mixed and most domestic benchmarks reported low single digit gains. However, the quarter was anything but routine. One can get a sense of how volatile the quarter was by simply looking at the significant outperformance posted by “safe-haven” assets. Long-duration government bonds and our favorite “Pet Rock” (gold!) experienced large gains in the first quarter.

Risk assets fluctuated wildly in what could be a called “A Tale of Two Markets.” The first tale, running essentially halfway through the period, is one of fear and despair. Oil prices cratered to 12-year lows in early 2016, touching nearly $25 per barrel. Stocks crashed into bear market territory. High yield credit performed similarly. Through February 11th, the Bank of America Merrill Lynch High Yield Master II Index (the “BAML HY Master II Index”) had declined 5.14% on the back of a 4.64% drop in 2015. As was the case in 2015, the damage was significantly greater in the most heavily indebted issuers and those operating in commodity industries. The Bank of America Merrill Lynch High Yield Energy Index (the “High Yield Energy Index”) sank 18.98% through February 11th, and distressed bonds, as measured by the Bank of America Merrill Lynch US Distressed High Yield Index (the “Distressed”), lost 14.49%. There were significant outflows from the asset class during this period, and the new issue market was effectively shut down.

The second tale is one of euphoria and complete faith in central bank omnipotence. Following rumors of a potential meeting of Organization of the Petroleum Exporting Countries (OPEC) members to discuss production cuts, crude oil jumped the most in years and regained $30 per barrel. The rally was solidified when St. Louis Federal Reserve President James Bullard watered down the likelihood of four interest rate hikes in 2016. Mr. Bullard concluded that it would be “unwise to continue a [rate] normalization strategy” as inflation expectations continued to fall. This provided the “all clear” investors were looking for. Risk assets staged a dramatic comeback and managed to eke out gains in the first quarter.

High-yield bonds performed brilliantly in the second half of the quarter, rising in 23 of the 34 trading days from February 12th to March 31st. The BAML HY Master II Index returned 8.84% over the same period, with the returns largely driven by commodity-related and low-quality issues. The Distressed benchmark returned

Intrepid Income Fund

20.98% from February 12th to March 31st, and high-yield energy bonds, as measured by the BAML HY Energy Index, gained 26.59%. It’s worth noting that the High Yield Energy Index is still down 21.62% since the end of 2014. The rally helped push the BAML HY Master II Index into the green by early March. The Index returned 3.25% in the first quarter of 2016.

Investment-grade bonds also benefited from the increase in oil prices and risk-on attitude of market participants. The Bank of America Merrill Lynch U.S. Corporate Index (the “U.S. Corporate”) returned 3.92% in the first quarter of 2016. As was the case with high-yield bonds, investment-grade returns were significantly impacted by energy credits. In fact, energy bonds accounted for roughly two-thirds of the top 300 best performing investment grade corporate bonds in March, despite representing less than 12% of the U.S. Corporate Index. Many returned over 20% in the month, but the median return of the investment-grade index in the month was only 1.40%.

The Intrepid Income Fund (the “Fund”) returned 1.42% in the quarter ended March 31, 2016. The Fund captured roughly 22% of the peak-to-trough decline of the BAML HY Master II Index through February 11th, falling 1.14% versus the Index’s drop of 5.14%. The Fund benefited from relatively low exposure to energy-related credits. One of our few energy bonds actually produced a positive return in this period. Unfortunately, the Fund significantly underperformed the Index during the subsequent rally due to our conservative positioning, rising only 2.59% from February 12th to March 31st. While we participated more in the rally than we did in the decline, the Fund only captured 29% of the market's rebound during this period.

Intrepid Income Fund

Many of our largest positions are low-beta holdings, and therefore these bonds did not move significantly during the downturn or the rally. Further, a sizeable portion of the Fund is invested in short-duration investment-grade bonds and cash. Cash averaged roughly 26% of the Fund’s assets in the first quarter.

The Fund’s largest contributors in the first quarter ended March 31, 2016 were Regis Corp 5.50% due 12/02/2019, PHI Inc 5.25% due 3/15/2019, and Corus Entertainment common stock (ticker: CJR/B CN). The Fund also benefited from its exposure to precious metals mining and royalty/streaming businesses, which averaged about 6% of the Fund’s assets in the quarter. Only two securities detracted from the Income Fund’s performance in the first quarter: EZCORP 2.125% convertible bonds due 6/15/2019 and Unit Corp 6.625% due 5/15/2021. EZCORP is one of the Fund’s serial offenders. The holding was a primary detractor in 2015 as well. While the situation has certainly been messier than we expected when we initiated the position, we continue to believe market participants are not properly valuing EZCORP’s core pawn business. Even if a restructuring were required, we believe the convertible bonds would recover substantially more value than current trading levels suggest.

The Fund was fairly active in the first quarter. We initiated positions in three high-yield corporate bonds and increased our holdings in three more. Additionally, we sourced several short-duration investment-grade corporate bonds that we believe are offering attractive yields. The investment-grade holdings include the bonds of well-known businesses, such as Verizon Communications and Express Scripts.

The largest of the new high-yield positions is Caleres Inc 6.25% due 8/15/2023. The company was formerly known as Brown Shoe, and Intrepid has been a lender to the business on several occasions since 2008. Caleres is a global footwear retailer and wholesaler, operating over 1,000 stores in the United States under the banner Family Footwear. The company also owns a large stable of brands, which includes well-known brands such as Dr. Scholl’s and Sam Edelman. While Caleres is exposed to consumer spending, we believe the business is conservatively financed and will be able to navigate a more difficult retail environment.

Only one of the Fund’s holdings was called by the issuer in the first quarter: Crown Americas 6.250% due 2/01/2021. In light of the market’s strength near the end of the quarter, we took the opportunity to rebalance some of the Fund’s key holdings. We slightly reduced our positions in Alamos Gold, PHI Inc, and Pitney Bowes preferred stock. We ended the first quarter with roughly 21% of the Fund’s assets in cash and 22% in short-term investment-grade bonds. In the absence of attractively-priced high-yield securities, we will utilize investment-grade bonds that carry little interest rate risk. The high-yield opportunity set still seems rather limited to us. Many bonds issued by more stable companies are trading near all-time lows.

Intrepid Income Fund

Furthermore, there are significant doubts as to whether the most heavily indebted issuers can service their debt loads. We will continue to be deliberate and thoughtful in selecting investments for your portfolio. Thank you for your investment.

Sincerely,

Jason Lazarus, CFA
Intrepid Income Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual securities volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Bank of America Merrill Lynch High Yield Master II Index (BAML HY Master II Index) tracks the performance of below investment grade, but not in default, US dollar-denominated corporate bonds publicly issued in the US domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P. Bank of America Merrill Lynch U.S. Corporate Index (BAML US Corporate Index) is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. The BAML US HY Energy Index is a subset of the BAML HY Master II Index including all securities of Energy issuers. Bank of America Merrill Lynch U.S. Distressed High Yield Index is a subset of the BAML US High Yield Index including all securities with an option-adjusted spread greater than or equal to 1,000 basis points. You cannot invest directly in an index.

Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Yield is the income return on an investment. It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value. Investment Grade is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Beta is a measure of volatility of systematic risk, of a security or a portfolio, in comparison to the market as a whole. Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

Greg Estes,
Disciplined Value Fund
Portfolio Manager

April 1, 2016

Dear Fellow Shareholders,

When prognosticators and pundits opine on the future prospects of the stock market, they will often look to the state of the U.S. economy. The conventional wisdom is that the simplest way to measure the health of the U.S. economy is by looking at the growth in the U.S. Gross Domestic Product (GDP). GDP is the total output of goods and services in the economy, and is calculated as the sum of consumer spending, investments by businesses (capital spending), the value of government purchases of goods and services, and net exports (exports minus imports). A growing GDP should be good for businesses because it implies that there is more opportunity for growth in profits.

Over the past five years, the U.S. economy, as measured by GDP, appears to have grown modestly well. As a matter of fact, when compared to European and Japanese GDP, the U.S. appears a more attractive place to invest. The European Central Bank and the Bank of Japan, concerned over the sluggishness of their respective economies, have both ventured into the uncharted waters of negative interest rates.

The low and negative interest rate environment should force more capital to flow into risky assets simply in the hopes of achieving a positive return. For example, why would a European investor, who wants a low-risk or risk-free asset, put money into an investment that is guaranteed a negative return? The current interest rate environment forces that investor to instead put the money into something less

Intrepid Disciplined Value Fund

appropriate from a risk perspective in the hopes of earning some positive return. Perhaps our hypothetical investor decides to invest in the stock market instead. Now imagine this one hypothetical investor becomes millions of global investors. Under normal circumstances, those investors might have purchased lower-risk government or high-grade corporate debt. Now, because they do not wish to lock in a zero or negative guaranteed return, they are forced out of their natural investment preference in the hope of earning some positive return. All of this risk-seeking behavior should benefit the stock market as more capital flows into it. Right?

Because we are focusing on the investment in equities, it makes sense to look a little deeper at what supports the underlying businesses and how that impacts stock prices. Earnings are a major factor, and they have been falling over the past two quarters. The fourth quarter alone saw a decrease in total U.S. corporate profits of 11.5% compared to the fourth quarter of 2014. There are a couple of mitigating factors which give some investors comfort. First, BP plc had to pay a $20.8 billion penalty as a settlement for the 2010 Gulf of Mexico oil spill. Excluding that factor, corporate profits were down 7.6% instead of 11.5%.2 Another point made is that most of the profit weakness came from the energy sector. While that is true, what had previously been a source for investment (and employment) in the U.S. is now gone.

We think that dismissing the decline in corporate profits is akin to whistling past the graveyard. Even after making revisions to exclude the worst of the data, it still appears that profits are down 3.9%.3 For stock prices to continue to move up,
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[2]	Miller, Rich and Tazi, Alex. “Behind U.S. GDP Data Is Reason for Recession Worry: Weak Profits.” Bloomberg News. 25 March 2016.
[3]	Silva Laughlin, Laura. “Here’s Another Sign a Recession is Coming.” Fortune. 29 March 2016.

Intrepid Disciplined Value Fund

investors generally need to feel optimistic that profits will grow in the future. That is not happening right now. According to Factset, analysts lowered earnings estimates for Q1 2016 by 9.6% for S&P 500 companies. That means that analysts felt worse about S&P 500 companies’ next earnings release over the course of the past three months. Much of that is based on what company management teams said during their Q4 2015 earnings calls about their future prospects.

S&P 500 P/E Ratio
3/30/12- 3/30/16
P/E Ratio
20
19
18
17
16
15
14
13
12
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Source: Bloomberg

Our last point about the state of the equity market is illustrated in the chart above, in which we show the Price-to-Earnings ratio for the S&P 500 Index. It had been growing for the past three years. P/E ratios, which take today’s price and divide by the trailing twelve month earnings per share, typically increase when investors are optimistic about future growth in earnings per share. Only within the past year have we seen the S&P 500 Index P/E falter twice – first in the summer of 2015 and then again during January and February of this year. The only counter to this perceived heightened uncertainty came from the incredibly dovish comments from Federal Reserve Chairwoman Janet Yellen, when she indicated that the Fed would take an extremely slow approach to increasing rates due to global concerns. Based upon recent behavior then, it appears that the two opposing forces at work in equity markets are: 1) increased uncertainty about future corporate earnings along with potential earnings declines, and 2) relief that near-zero interest rates may continue to fuel capital flows into equities. Factor one is a case against stocks while factor two is a case for stocks. While factor two has been playing out for several years, factor one appears to be increasing in strength. As investors, we believe that we are better served by “missing out” on some stock price reflation caused by low rates than we are by fully participating in a stock market reaction to a corporate earnings decline. At times, this decision makes us look a step slow, but we believe it is the responsible thing to do.

Intrepid Disciplined Value Fund

For the 1st quarter of 2016, the Intrepid Disciplined Value Fund (the “Fund”) returned 4.04% compared to 1.35% for the S&P 500 Index and 0.97% for the Russell 3000 Index. The lowest return for the Fund during the period occurred in late January when it was down -5.80%. Setting aside specific holdings for the moment, the general theme was that we suffered less than the market as it fell through January and February while capturing some of the market’s gains through March. Our allocation to precious metals and some out-of-favor consumer discretionary stocks helped the return, while overall, our allocation to financial stocks hindered.

The Fund’s top contributors for the quarter were Alamos Gold (ticker: AGI), Mattel (ticker: MAT), and Silver Wheaton (ticker: SLW). Both Alamos and Silver Wheaton participated in an overall strong showing for precious metals, with the dollar spot price of gold rising 16% from $1,061.10 per troy ounce at year end to close the quarter at $1,232.75 per troy ounce. In a similar fashion, the dollar spot price for silver rose 11% from a year-end $13.85 per troy ounce to close the quarter at $15.44 per troy ounce. Late in the quarter, we trimmed back the Alamos position. Mattel made the list on the strength of a Barbie resurgence. As a matter of fact, Barbie posted her first quarter of sales growth in nine quarters. To paraphrase Mark Twain, the reports of Barbie’s death have been greatly exaggerated. Other consumer discretionary names that contributed to performance were Corus Entertainment (ticker: CJR/B), which has been cleared to acquire Shaw Media. This acquisition will more than double Corus’ size and give the company a huge presence in the Canadian TV market. Coach (ticker: COH) had a similar story to Mattel; its latest earnings release showed that it is making progress in selling its newer line of products. As a matter of fact, Coach is already achieving same-store sales growth at its refurbished locations.

On the other side, the Fund’s worst return detractors were American Science & Engineering (ticker: ASEI), Northern Trust (ticker: NTRS), and Unit Corp (ticker: UNT). ASEI had a big 4th quarter revenue miss due to order delays initiated by a handful of foreign customers. The company, which sells sophisticated X-ray detection equipment, could be thought of as an indirect victim of low oil prices, since many of its customers are Middle Eastern governments whose budgets are under pressure and must therefore delay expenditures. We still have conviction that, because of the security environment today, customers cannot indefinitely delay purchasing. Northern Trust has been hit by both an industry and a company-specific problem. Asset managers and custody banks have been hurt in the quarter due to declining market values and by the prospect of future declines. For the entire quarter, the S&P 500’s Asset Management & Custody Bank subindustry declined 5.08%. In addition, Northern Trust’s Q4 results, reported in January, indicated that management must keep a tighter control on noninterest expenses. Finally, Unit Corp has seen its share price trade down virtually in lock-step with the price of West Texas Intermediate (WTI) crude. The Fund's position is relatively small at less than 50 bps. We view it as a call option on the price of oil.

Intrepid Disciplined Value Fund

Activity during the quarter was muted. As mentioned above, we trimmed our Alamos position on the strength of gold prices. We also sold out of our Microsoft (ticker: MSFT) position entirely. We felt that, although its cloud business growth has been strong and CEO Satya Nadella has the company on the right track, the stock price has outpaced the actual operational gains. As the stock price moved beyond our intrinsic value estimate, we sold. We also added to some of the unloved stocks in our portfolio. We mentioned Northern Trust’s reasons for declining in the quarter. We take a contrarian view of asset managers, and in the case of Northern Trust, we believe that management can get better control of expenses and that there is value in being a custodial bank that the market is overlooking. Along a similar line, we added to Oaktree Capital (ticker: OAK), which is a premier distressed debt investor. They manage nearly $98 billion and have $21.7 billion in dry powder. For them, heightened uncertainty means more opportunities to put that capital to work, as they have done in the past. OAK also has a 20% stake in DoubleLine Capital, which is headed by renowned investor Jeffrey Gundlach. At the end of 2015, DoubleLine managed $85 billion. This asset is carried at cost on OAK’s books, not at its fair market value. The original investment into DoubleLine was $18 million. For 2015, DoubleLine accounted for $52 million in distributable income to Oaktree.

In other news, our SanDisk (ticker: SNDK) holding will be acquired by Western Digital (ticker: WDC) by the end of the second quarter. The original all-cash deal, backed by Chinese investor Tsinghua Unispendour, fell through after concerns arose from the Committee on Foreign Investment in the U.S. The secondary arrangement, in which Western Digital had no equity partner, received shareholder approval. We will be receiving $67.50 in cash and 0.2387 shares of Western Digital for each share of SanDisk. At the current price of WDC, that translates into a total buyout of $78.60 per share of SNDK.

We will close this letter as we always do by noting the average intrinsic value discount. Every stock we own has a corresponding intrinsic value that we calculate and compare to the underlying stock price. Stocks that are trading below our intrinsic value have what we believe is a discount. Stocks trading above our intrinsic values have a premium. The average discount within the Fund was 18%. That’s a little bit narrower than at the end of Q4. We are hopeful that increasing market volatility will enable us to find more opportunities in which the underlying value of the investment is mispriced. We thank you for investing alongside us.

Sincerely,

Greg Estes, CFA
Intrepid Disciplined Value Fund Portfolio Manager

Intrepid Disciplined Value Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

West Texas Intermediate (WTI), is a grade of crude oil used as a benchmark in oil pricing. Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Price to Earnings (P/E) Ratio is calculated by dividing the current price of the stock by the company’s trailing 12 months’ earnings per share. Call Option is an option to buy assets at an agreed price on or before a particular date.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid International Fund

April 1, 2016 Thirty seconds. We went like this, he went like that. I said to Hollywood, “Where’d he go?” Hollywood says, “Where’d who go?” -Wolfman (Character), Top Gun

Ben Franklin,
International Fund
Portfolio Manager

Dear Fellow Shareholders,

If you blinked, you missed it; the markets had a rough start to the year, but before many took notice it was raging back. The MSCI EAFE Index (the “Index”), still ended the first quarter negative, at -3.01%, but that was a much better result than what would have happened if the quarter ended in mid-February when it bottomed out at -12.95%.4 The Intrepid International Fund (the “Fund”) returned a positive 3.67% for the quarter ended March 31, 2016. Our outperformance was almost entirely on the downside – when the Index hit bottom in February, the Fund had fallen only 7.12%. On the way back up, the Index and the Fund rebounded by 11.43% and 11.62%, respectively. The quarter was filled with plenty of news stories, most of which revolved around lowering interest rates.

The weakness that kicked off the year was spurred by concerns in China when their central bank weakened the yuan, signaling they were struggling with economic growth and striving to rekindle exports. Concerns from the East were not limited to China, as North Korea claimed it successfully detonated a hydrogen bomb. Globally, investors were struggling with weak oil prices that plunged to below $30 per barrel. Concerns about economic growth did not go unseen by central bankers, and their reactions were not unheard by the markets. On January 21st, the President of the European Central Bank, Mario Draghi, announced they would consider changes to their monetary policy during their next meeting in March. The European market, as measured by the STOXX Europe 600 Index, responded with a daily increase of nearly 2%. A week later, on January 29th, Bank of Japan (BOJ) Governor Haruhiko Kuroda lowered rates to -0.1%, a move made to spur banks to lend as they are essentially punished for keeping cash. To us, this move appeared extreme; however, Bloomberg reported, “The BOJ won’t hesitate to add further monetary stimulus if needed and has scope to make deeper cuts to the negative rate or to increase its asset purchases.”5 On February 11th, Sweden’s central bank (Riksbank) lowered their benchmark interest rate by 15 basis points (bps), to 0.5%. Sweden’s economy is performing just fine and the low interest rate is confounding. On March 10th, Draghi revealed what he meant with his prior statement, and expanded Quantitative Easing monthly bond purchases from €60 billion to €80 billion (they’ll buy
_________________

[4]	12/31/2015 – 2/12/2016.
[5]	Fujioka, Toru and Hidaka, Masahiro. “Bank of Japan Adopts Negative Rates, Keeps Asset-Buying Target.” Bloomberg.com. Bloomberg LP. 28 January 2016.

Intrepid International Fund

corporate bonds to boot!), and reduced rates by 10 bps to -0.4%. Central bankers appear to be competing in a race to see who can inflate the fastest; they must have misread mathematician’s Carl Jacobi’s quote “Invert, always invert” as “Inflate, always inflate.” Each week’s announcement had us feeling like we were watching the musical, Annie Get Your Gun.

[Annie:]
Anything you can do, I can do better!
I can do anything better than you!

[Frank:] No you can’t!
[Annie:] Yes, I can!
[Frank:] No, you can’t!
[Annie:] Yes, I can!
[Frank:] No, you can’t!
[Annie:] Yes, I can, Yes, I can!

Much of the central bank action others base investment decisions on is simply entertainment for us. We highlight it in part to differentiate between investing and speculating. Ben Graham and David Dodd attempted to differentiate between investing and speculation in their influential book, Security Analysis (1934): “An investment operation is one which, upon thorough analysis, promises safety of principal and a satisfactory return. Operations not meeting these requirements are speculative.” Buying bonds with a negative yield may provide a feeling of safety of principal, but we’d be hard-pressed to find any investor admit that the promise of a loss embedded with a negative yield provides a satisfactory return. While we are not interested in purchasing negative yield securities, we are intrigued with the underlying value of companies, and buying when we think prices are low. In fact, we think our outperformance in the first quarter can be understood by re-reading a portion of our letter from the fourth quarter of 2015, one in which we underperformed:

For several reasons, we are not troubled by our negative performance in the quarter. Firstly, one quarter is a very short time period; investing takes patience, and some stocks can take years to work out. Secondly, we took the weak performance in several of our stocks as a great opportunity to buy. We do not believe a fall in the price of a stock alone is enough to buy more. However, if the price of one of our holdings falls substantially while we believe the fundamentals have remained strong, we will likely take this as an opportunity to buy.

The first quarter’s performance is again a very short time period. Additionally, some of the stocks we added to during the weakness in the fourth quarter of 2015 became top performers this period. The top three contributors to the Fund in the first quarter were Balda (ticker: BAF GR), Pacific Brands (ticker: PBG AU), and Dundee Corp (ticker: DC/A CN). The two largest detractors were Programmed Maintenance Services (ticker: PRG AU) and GUD Holdings (ticker: GUD AU).

Intrepid International Fund

Balda has been discussed in more detail in prior commentaries, but an update is warranted. After several months of a bidding war, the company sold its operations for €95 million, up from the original bid of €63 million. In addition, the company has about €120 million in cash and commercial paper. The stock continues to trade at a discount to the existing net cash plus the proceeds to be received. The future of the new shell is uncertain, which is one reason we believe it is trading at a discount. However, we believe the magnitude of the difference is unwarranted, especially when considering the millions the company has in tax loss carryforwards and the Chairman’s historical conservative view towards acquisitions. Furthermore, shareholders have approved a recapitalization whereby much of the excess cash will be returned to the shareholders. Once this return of capital is completed, our large weight will be reduced meaningfully but our estimated discount will increase. A simple math example will help explain (see table below): Imagine there is a stock out there with no operations, no liabilities, and the only asset is $1.30 per share in cash. Now let’s say this stock trades at $1.00 per share, or a 23% discount to the net cash on the books. Said company decides they do not need all of this cash, so they return $0.30 per share to the shareholders. The market price of the stock should fall by the same $0.30, and would be $0.70 per share. However, the net cash on the books is now $1.00 per share, indicating the shares are now trading at a 30% discount. This may seem like financial engineering, something we are generally opposed to. However, the math and concept are quite simple, something we relish.

Theoretical Example (per share)
	Pre-Div	Div	Post-Div
Cash	1.30	-0.30	1.00
Stock price	1.00	-0.30	0.70
Discount	23%		30%

Pacific Brands has been a top contributor in the past. Their largest and most profitable segment sells the market leading underwear brand in Australia, BONDS. The company has divested noncore businesses and significantly shored up their balance sheet. Additionally, they have supplemented their wholesale business with retail. Other market participants have finally taken notice of the changes, and the stock price responded in-kind. We have utilized the market strength to reduce this position.

Dundee has been discussed ad-nauseam in the past. This Canadian-based company has a complicated holding structure with investments in myriad companies, many of which are in the resource sector. Last quarter, we discussed the possibility that the weakness in the stock price was beyond the cyclical nature of the holdings to which it is exposed, and we believed was partially due to blind selling for tax loss reasons. We took this time to add to the position. During this quarter the stock price significantly rebounded, although we are still in the red since our initial purchase. Nevertheless, our knowledge of the common equity allowed us to make quick moves in purchasing securities across the capital structure of the firm. During the quarter

Intrepid International Fund

we purchased two separate preferred stock issues from the company. We have since sold out of one of these two securities at a profit, and hold the other with an unrealized gain. Both of the securities were small issues, highlighting the ability of the fund to take advantage of situations involving smaller and less liquid securities.

Programmed Maintenance Services is a provider of staffing, maintenance, and facility management services. The company recently merged with one of their largest competitors, which is unfolding in an ugly way. The acquired company is in the same industry, but is more sensitive to the weak resource sector. Programmed released a business update in February, guiding that fiscal 2016 earnings would be down substantially. The announcement sent the shares plummeting. “Plummeting” is a term we imagine our investors would rather not read, but it is part of the game and full disclosure is important to us. We took advantage of the decline to add to the position. Since the “plummeting,” the shares have rebounded, although not to where they were pre-announcement.

GUD Holdings reported weak results and reduced guidance in late January, causing the stock to fall. The weakness was in segments we consider non-core, while their strong Automotive segment performed well. We took the opportunity to add to the position.

While we have highlighted some of the larger stories that pundits claim drive the markets, our time and energy is focused on the latter part of the letter regarding our holdings. We encourage our investors to place their focus here as well. The hours we put into scrutinizing each of our holdings can be exhausting, and we write detailed reports to summarize our thinking. We welcome clients and prospects of the Fund wishing to get a better understanding, and who want to get in the weeds with us regarding our thinking, to email or call.

Thank you for your investment,

Ben Franklin, CFA
Intrepid International Fund Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest

Intrepid International Fund

rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of return of bonds and stocks also differs given differential tax treatment of income versus capital gain.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of the European region. You cannot invest directly in an index.

Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. Yuan is the basic monetary unit of China. Quantitative Easing (QE) is a monetary policy used by central banks to stimulate the economy when standard monetary policy has become ineffective. Yield is the income return on an investment. It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

As of 3/31/2016, € = $1.138

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Select Fund

Jayme Wiggins,	Greg Estes,
Select Fund	Select Fund
Co-Portfolio Manager	Co-Portfolio Manager

April 1, 2016

Dear Fellow Shareholders,

For the three months ending March 31, 2016, the Intrepid Select Fund (the “Fund”) returned 6.96% compared to a 1.52% loss for the Russell 2000 Index and a 3.78% increase for the S&P 400 Midcap index. Cash ended the quarter at 10.9% of Fund assets. As a reminder, the Select Fund is a more fully invested version of Intrepid’s small and mid-cap strategies. It will typically hold larger position sizes.

Several of the Fund’s biggest losers from 2015 were its largest contributors in the first quarter, including Dundee Corp. (ticker: DC/A CN), Corus Entertainment (ticker: CJR/B CN), and Sandstorm Gold (ticker: SAND). Although Dundee’s shares rebounded partially over the first quarter, we’re still deep in the red on the investment. The stock experienced relief as management successfully extended the maturity date of one class of preferred stock, which freed up liquidity. Additionally, the company announced other actions to minimize the earnings drag from unprofitable subsidiaries, including a deal to divest most of its retail broker dealer operations to Euro Pacific Capital. Dundee’s publicly-traded investment holdings also recovered some value during the quarter. We expect management to continue pruning the company’s portfolio with a targeted focus on the disposal of loss-making entities.

On January 13th, Corus announced the acquisition of Shaw Media for $2.65 billion. This transaction ties Corus with Bell Media as the largest owner of television networks in Canada and makes Corus the undisputed heavyweight in channels targeting women and kids. It gives the company tremendous heft in dealing with advertisers and negotiating with distributors over carriage fees. Strategically, it’s a win, in our book, as there are significant synergies between the two businesses. Financially, it stretches Corus’s balance sheet, but the company’s robust free cash flow should enable quick deleveraging. The stock initially sold off on the deal, which included a dilutive equity component. However, it recovered into quarter end as investors began embracing the strategic rationale of the merger alongside Corus’s extremely low valuation multiple.

Sandstorm Gold participated in the rally in gold prices off of multiyear lows. In our view, Sandstorm has been the most inexpensive precious metals streaming company, often trading at multiples that are half those of its peers. A couple of years ago, the vast majority of Sandstorm’s revenue came from junior miner counterparties, and a

Intrepid Select Fund

few of them had weak balance sheets or above-average breakeven costs. Sandstorm has dramatically upgraded the quality of its counterparty portfolio through streaming and royalty acquisitions, and the company has also benefited from the acquisition of its partners by larger mining firms. Today, over three quarters of Sandstorm’s cash flow comes from major and mid-tier miners. We believe the firm’s counterparty risk profile is as good as larger streaming companies like Franco Nevada, Silver Wheaton, and Royal Gold.

The Fund’s largest detractors in Q1 were EZCORP convertible bonds (CUSIP 302301AB2), American Science & Engineering (ticker: ASEI), and Leucadia (ticker: LUK). EZCORP’s converts have tracked the stock lower, but we think the risk/reward equation is more favorable for the debt, which finished the quarter yielding 18%. We believe the underlying value inherent in EZCORP’s high-quality pawn shops has been obscured by several factors, including poor corporate governance, declining gold scrapping profits, and a material accounting restatement at a payroll withholding business in Mexico. Much of the debt consolidated onto EZCORP’s balance sheet is non-recourse to the company and is tied to a money losing subsidiary. Once management rids itself of this headache, a cleaner investment story will emerge. We continue to believe our bonds are well-covered under all plausible scenarios. The current enterprise value of EZCORP, marking the bonds to market, implies a per store value for EZCORP’s pawn locations that is approximately one-quarter the level of its publicly-traded, acquisitive peers.

American Science & Engineering’s stock dropped sharply in the first quarter after the company reported weak results. ASEI specializes in x-ray inspection and screening systems used to combat terrorism, drug trafficking, weapons smuggling, and illegal immigration. In today’s world, you’d think they’d be knocking it out of the park, but results have suffered the last several years because of troop withdrawals from Iraq and Afghanistan. We think the worst is behind the company, which has cutting-edge technology. We added to our small stake in the quarter, when the company’s enterprise value was equivalent to three years’ worth of research & development spending. We think shareholder value would be maximized if ASEI were part of a larger defense technology firm.

Leucadia had an awful January and February. It began the year at $17, and by the time it released its 10-K in late February, it had seen its price drop to a low of $14.27. Leucadia’s biggest asset is the investment bank Jefferies Group, which represents almost half of LUK’s invested capital. Jefferies has seen fixed income trading revenue plummet as investors avoid riskier bonds and flee into highly liquid, short-term securities. Its other big investment is the beef processor National Beef, which has been mired in a difficult operating environment for three years running. The spread earned between cattle prices and boxed beef prices has been so small that National Beef struggles to earn a positive profit. It has responded by closing some

Intrepid Select Fund

processing plants. More recently, the spreads have widened a bit, but just when that could have helped the bottom line, volume declined, thus sending National Beef to another quarterly loss. While National Beef might take some time to right the ship, we believe that Jefferies can return to better profits as trading behavior normalizes. By quarter end, shares of LUK closed at $16.17.

The Fund sold out of one position and purchased one new name in the first quarter. We exited our remaining stake in Ingram Micro (ticker: IM) on February 17th as the stock exceeded our intrinsic value estimate. This proved to be comically bad timing, as the company was bought out later that day, robbing the Fund of about 72 basis points of additional performance.

We established a new holding in Starz (ticker: STRZA) after it declined on disappointing earnings guidance from Lions Gate, a major Starz shareholder and potential corporate suitor. Starz operates one of the leading premium television networks in the U.S. Since 2010, the company has shifted its lineup from movies to original programming, in hopes of mimicking the success of HBO and Showtime. Starz’ bargaining position with cable distributors has generally improved as the network now features successful original series such as Black Sails, Outlander, and Power, and is not just a reseller of feature films. On the other hand, distributors are consolidating and Starz may alienate them by recently offering its network over-the-top. Furthermore, premium channels face a growing competitive threat from Netflix, which is aggressively investing in original programming. We think the endgame for Starz is a union with another media company like Lions Gate, which owns 14% of Starz’ equity. Absent a deal, we still believe Starz is a viable standalone business with stable subscription-based revenues and an attractive free cash flow stream. We purchased the stock for less than 8x operating income but subsequently reduced our position after the shares quickly rebounded.

Thank you for your interest in our Fund.

Sincerely,

Jayme Wiggins, CFA	Greg Estes, CFA
Intrepid Select Fund	Intrepid Select Fund
Co-Portfolio Manager	Co-Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to special risks including volatility due to investments in smaller and medium companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to

Intrepid Select Fund

individual stock volatility than a diversified fund. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. There can be no assurance that a newly organized Fund will grow to or maintain an economically viable size.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The S&P MidCap 400 Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap. You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income. Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Enterprise Value equals market capitalization plus debt minus cash. Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
March 31, 2016 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of October 1, 2015 through March 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the following example. The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2016 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2015 -
	October 1, 2015	March 31, 2016	March 31, 2016
Actual	$1,000.00	$1,028.20	$7.10

Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2015 -
	October 1, 2015	March 31, 2016	March 31, 2016
Actual	$1,000.00	$1,029.60	$5.84

Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID ENDURANCE CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2015 -
	October 1, 2015	March 31, 2016	March 31, 2016
Actual	$1,000.00	$1,014.90	$7.05

Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2016 (Unaudited)

INTREPID ENDURANCE CAP FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2015 -
	October 1, 2015	March 31, 2016	March 31, 2016
Actual	$1,000.00	$1,016.10	$5.80

Hypothetical (5% return
before expenses)	1,000.00	1,019.25	5.81

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2015 -
	October 1, 2015	March 31, 2016	March 31, 2016
Actual	$1,000.00	$1,000.70	$4.50

Hypothetical (5% return
before expenses)	1,000.00	1,020.50	4.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2015 -
	October 1, 2015	March 31, 2016	March 31, 2016
Actual	$1,000.00	$1,059.10	$6.69

Hypothetical (5% return
before expenses)	1,000.00	1,018.50	6.56

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2016 (Unaudited)

INTREPID INTERNATIONAL FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2015 -
	October 1, 2015	March 31, 2016	March 31, 2016
Actual	$1,000.00	$1,001.40	$7.00

Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

INTREPID SELECT FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2015 -
	October 1, 2015	March 31, 2016	March 31, 2016
Actual	$1,000.00	$1,075.20	$7.26

Hypothetical (5% return
before expenses)	1,000.00	1,018.00	7.06

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the period.

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2016 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$163,341,284
Corporate Bonds	49,016,389
Convertible Bond	10,667,500
Preferred Stock	9,340,312
Cash*	58,158,368
$290,523,853

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2016 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Industrials	$26,970,174
Financials	19,140,972
Consumer Discretionary	13,450,733
Materials	9,674,547
Information Technology	5,142,950
Health Care	3,274,854
Energy	1,318,884
Cash*	172,766,388
$251,739,502

The sector and industry classifications used in this report, use the Global Industry Classification Standard (GICS®). GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2016 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$48,692,085
Convertible Bonds	4,965,287
Preferred Stock	3,269,109
Common Stocks	1,940,766
Cash*	16,293,988
$75,161,235

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2016 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Financials	$6,558,596
Information Technology	6,401,399
Consumer Discretionary	4,971,720
Telecommunication Services	2,341,070
Materials	1,682,432
Health Care	938,645
Industrials	832,745
Energy	419,127
Cash*	21,932,745
$46,078,479

*	Cash, cash equivalents and other assets less liabilities.

Intrepid International Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2016 (Unaudited)

INTREPID INTERNATIONAL FUND

Components of Portfolio Holdings
Consumer Discretionary	$1,979,187
Health Care	1,902,393
Industrials	1,773,403
Financials	737,261
Materials	433,704
Information Technology	346,321
Cash*	2,171,250
$9,343,519

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Select Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2016 (Unaudited)

INTREPID SELECT FUND

Components of Portfolio Holdings
Financials	$1,914,814
Consumer Discretionary	1,360,839
Information Technology	1,053,183
Industrials	1,039,720
Materials	650,188
Health Care	379,537
Telecommunication Services	229,888
Energy	75,229
Cash*	977,678
$7,681,076

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

COMMON STOCKS - 56.22%	Shares	Value

Capital Goods - 5.71%
American Science & Engineering, Inc. (a)	230,625	$6,386,006
Cubic Corp.	135,800	5,426,568
Fenner PLC (b)	832,097	1,619,354
Metka SA (b)	424,884	3,157,102
		16,589,030

Commercial & Professional Services - 3.95%
Tetra Tech, Inc.	385,024	11,481,416

Consumer Durables & Apparel - 4.84%
Coach, Inc.	189,000	7,577,010
GUD Holdings Ltd. (b)	230,837	1,231,555
Mattel, Inc.	156,000	5,244,720
		14,053,285

Diversified Financials - 12.29%
Berkshire Hathaway, Inc. - Class B (c)	83,000	11,776,040
Dundee Corp. - Class A (b)(c)	1,037,125	4,791,338
Leucadia National Corp.	410,000	6,629,700
Oaktree Capital Group LLC	163,881	8,084,250
The Bank of New York Mellon Corp.	120,000	4,419,600
		35,700,928

Energy - 2.72%
Patterson-UTI Energy, Inc.	331,510	5,841,206
Unit Corp. (c)	234,974	2,070,121
		7,911,327

Health Care Equipment & Services - 1.84%
Express Scripts Holding Co. (c)	78,000	5,357,820

Insurance - 1.97%
Baldwin & Lyons, Inc. - Class B	232,467	5,721,013

Materials - 1.90%
Hawkins, Inc.	153,068	5,524,224

Media - 3.65%
Corus Entertainment, Inc. - Class B (b)	670,885	6,074,770
IPSOS (b)	194,434	4,542,199
		10,616,969
See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

COMMON STOCKS - 56.22% (continued)	Shares	Value

Pharmaceuticals, Biotechnology
& Life Sciences - 1.46%
Bio-Rad Laboratories, Inc. - Class A (c)	31,099	$4,251,855

Retailing - 2.19%
Hornbach Baumarkt AG (b)	197,158	6,349,008

Software & Services - 6.29%
Amdocs Ltd. (b)	90,600	5,474,052
Symantec Corp.	266,000	4,889,080
The Western Union Co.	410,470	7,917,966
		18,281,098

Technology Hardware & Equipment - 1.15%
Cisco Systems, Inc.	117,000	3,330,990

Telecommunication Services - 2.70%
Verizon Communications, Inc.	145,000	7,841,600

Transportation - 3.56%
Royal Mail PLC (b)	1,496,332	10,330,721
TOTAL COMMON STOCKS (Cost $169,887,336)		163,341,284

PREFERRED STOCK - 3.22%

Commercial & Professional Services - 3.22%
Pitney Bowes International Holdings,
Inc., 6.125% (d)(e) (Cost: $9,706,125;
Original acquisition date: 09/16/2014)	9,000	9,340,312
TOTAL PREFERRED STOCK (Cost $9,706,125)		9,340,312

CONVERTIBLE BOND - 3.67%	Principal Amount

Diversified Financials - 3.67%
EZCORP, Inc.
2.125%, 06/15/2019	$17,000,000	10,667,500
TOTAL CONVERTIBLE BOND (Cost $14,949,430)		10,667,500

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

CORPORATE BONDS - 16.87%	Principal Amount	Value

Capital Goods - 0.70%
WESCO Distribution, Inc.
5.375%, 12/15/2021	$2,020,000	$2,040,200

Commercial & Professional Services - 1.68%
Multi-Color Corp.
6.125%, 12/01/2022 (d) (Cost: $4,963,699;
Original acquisition date: 05/27/2015)	4,802,000	4,874,030

Consumer Durables & Apparel - 0.87%
Smith & Wesson Holding Corp.
5.000%, 07/15/2018 (d)(e) (Cost: $2,500,000;
Original acquisition date: 07/10/2014)	2,500,000	2,525,000

Consumer Services - 2.86%
Regis Corp.
5.500%, 12/02/2019 (e)	5,612,875	5,556,746
Ruby Tuesday, Inc.
7.625%, 05/15/2020	2,818,000	2,761,640
		8,318,386

Diversified Financials - 3.29%
Cash America International, Inc.
5.750%, 05/15/2018	5,114,000	5,062,860
First Cash Financial Services, Inc.
6.750%, 04/01/2021	4,659,000	4,484,288
		9,547,148

Energy - 3.64%
Bristow Group, Inc.
6.250%, 10/15/2022	2,476,000	1,708,440
Era Group, Inc.
7.750%, 12/15/2022	6,537,000	5,393,025
PHI, Inc.
5.250%, 03/15/2019	3,942,000	3,488,670
		10,590,135

Materials - 2.05%
Alamos Gold, Inc.
7.750%, 04/01/2020 (b)(d) (Cost: $6,435,051;
Original acquisition date: 03/17/2014)	6,471,000	5,953,320

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

CORPORATE BONDS - 16.87% (continued)	Principal Amount	Value

Retailing - 1.78%
Rent-A-Center, Inc.
4.750%, 05/01/2021	$6,868,000	$5,168,170
TOTAL CORPORATE BONDS (Cost $52,386,799)		49,016,389
Total Investments (Cost $246,929,690) - 79.98%		232,365,485
Other Assets in Excess of Liabilities - 20.02%		58,158,368
TOTAL NET ASSETS - 100.00%		$290,523,853

Percentages are stated as a percent of net assets.
(a)	Affiliated Company. See Footnote 7.
(b)	Foreign Issued Security.
(c)	Non-income producing security.
(d)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at March 31, 2016 was $22,692,662, which represented 7.81% of net assets.

(e)	Security is considered illiquid and may be difficult to sell.

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2016 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered	Unrealized
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Appreciation
of Contract	Date	be Received	Currency	be Delivered	Currency	(Depreciation)
Wells		U.S.		British
Fargo	04/13/2016	Dollars	18,858,482	Pound	12,340,000	$1,134,503
Wells		U.S.
Fargo	04/13/2016	Dollars	14,027,658	Euro	12,300,000	25,979
Wells		U.S.		Canadian
Fargo	08/18/2016	Dollars	8,017,493	Dollars	11,000,000	(453,367)
$707,115

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

COMMON STOCKS - 23.21%	Shares	Value

Capital Goods - 4.03%
American Science & Engineering, Inc. (a)	132,449	$3,667,513
Cubic Corp.	161,770	6,464,329
		10,131,842

Commercial & Professional Services - 2.88%
Tetra Tech, Inc.	242,742	7,238,567

Diversified Financials - 1.70%
Dundee Corp. - Class A (b)(c)	926,895	4,282,094

Energy - 0.53%
Unit Corp. (c)	149,703	1,318,884

Insurance - 1.55%
Baldwin & Lyons, Inc. - Class B	158,787	3,907,748

Materials - 3.84%
Sandstorm Gold Ltd. (b)(c)	1,478,276	4,863,528
Silver Wheaton Corp. (b)	290,170	4,811,019
		9,674,547

Media - 5.34%
Corus Entertainment, Inc. - Class B (b)	1,212,135	10,975,713
Starz - Class A (c)	94,000	2,475,020
		13,450,733

Pharmaceuticals, Biotechnology
& Life Sciences - 1.30%
Bio-Rad Laboratories, Inc. - Class A (c)	23,953	3,274,854

Software & Services - 2.04%
Amdocs Ltd. (b)	85,120	5,142,950
TOTAL COMMON STOCKS (Cost $58,222,651)		58,422,219

PREFERRED STOCK - 3.81%

Commercial & Professional Services - 3.81%
Pitney Bowes International Holdings,
Inc., 6.125% (d)(e) (Cost: $9,978,737;
Original acquisition date: 06/24/2014)	9,250	9,599,765
TOTAL PREFERRED STOCK (Cost $9,978,737)		9,599,765

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

CONVERTIBLE BOND - 4.35%	Principal Amount	Value

Diversified Financials - 4.35%
EZCORP, Inc.
2.125%, 06/15/2019	$17,452,000	$10,951,130
TOTAL CONVERTIBLE BOND (Cost $15,068,394)		10,951,130
Total Investments (Cost $83,269,782) - 31.37%		78,973,114
Other Assets in Excess of Liabilities - 68.63%		172,766,388
TOTAL NET ASSETS - 100.00%		$251,739,502

Percentages are stated as a percent of net assets.
(a)	Affiliated company. See Footnote 7.
(b)	Foreign Issued Security.
(c)	Non-income producing security.
(d)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at March 31, 2016 was $9,599,765, which represented 3.81% of net assets.

(e)	Security is considered illiquid and may be difficult to sell.

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2016 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Depreciation

Morgan		U.S.		Canadian
Stanley	07/21/2016	Dollars	14,626,540	Dollars	21,200,000	$(1,698,550)
See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

COMMON STOCKS - 2.58%	Shares	Value

Insurance - 1.31%
Baldwin & Lyons, Inc. - Class B	40,007	$984,573

Media - 1.27%
Corus Entertainment, Inc. - Class B (a)	105,600	956,193
TOTAL COMMON STOCKS (Cost $2,449,457)		1,940,766

PREFERRED STOCK - 4.35%

Commercial & Professional Services - 4.35%
Pitney Bowes International Holdings,
Inc., 6.125% (b)(c) (Cost: $3,366,675;
Original acquisition date: 05/02/2014)	3,150	3,269,109
TOTAL PREFERRED STOCK (Cost $3,366,675)		3,269,109

CONVERTIBLE BONDS - 6.61%	Principal Amount

Diversified Financials - 4.06%
EZCORP, Inc.
2.125%, 06/15/2019	$4,865,000	3,052,787

Materials - 2.55%
Royal Gold, Inc.
2.875%, 06/15/2019	2,000,000	1,912,500
TOTAL CONVERTIBLE BONDS (Cost $6,171,784)		4,965,287

CORPORATE BONDS - 64.78%

Capital Goods - 1.70%
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,266,000	1,278,660

Commercial & Professional Services - 3.80%
Multi-Color Corp.
6.125%, 12/01/2022 (b) (Cost: $2,903,835;
Original acquisition date: 05/18/2015)	2,814,000	2,856,210
See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

CORPORATE BONDS - 64.78% (continued)	Principal Amount	Value

Consumer Durables & Apparel - 5.46%
Hanesbrands, Inc.
6.375%, 12/15/2020	$2,500,000	$2,587,500
Smith & Wesson Holding Corp.
5.000%, 07/15/2018 (b)(c) (Cost: $1,500,000;
Original acquisition date: 07/10/2014)	1,500,000	1,515,000
		4,102,500
Consumer Services - 7.41%
Regis Corp. (c)
5.500%, 12/02/2019	3,999,625	3,959,629
Ruby Tuesday, Inc.
7.625%, 05/15/2020	1,645,000	1,612,100
		5,571,729
Diversified Financials - 6.83%
Cash America International, Inc.
5.750%, 05/15/2018	2,706,000	2,678,940
First Cash Financial Services, Inc.
6.750%, 04/01/2021	2,553,000	2,457,263
		5,136,203
Energy - 6.89%
Bristow Group, Inc.
6.250%, 10/15/2022	682,000	470,580
Era Group, Inc.
7.750%, 12/15/2022	1,979,000	1,632,675
PHI, Inc.
5.250%, 03/15/2019	2,489,000	2,202,765
Unit Corp.
6.625%, 05/15/2021	1,730,000	869,325
		5,175,345
Health Care Equipment & Services - 1.48%
Express Scripts Holding Co.
2.650%, 02/15/2017	1,100,000	1,114,366

Household & Personal Products - 0.46%
Central Garden & Pet Co.
6.125%, 11/15/2023	330,000	343,200
See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

CORPORATE BONDS - 64.78% (continued)	Principal Amount	Value

Materials - 5.27%
Alamos Gold, Inc.
7.750%, 04/01/2020 (a)(b) (Cost: $2,912,084;
Original acquisition date: 03/17/2014)	$2,929,000	$2,694,680
Ecolab, Inc.
3.000%, 12/08/2016	1,253,000	1,268,230
		3,962,910

Pharmaceuticals, Biotechnology
& Life Sciences - 0.13%
Mylan, Inc.
1.350%, 11/29/2016	101,000	100,304

Retailing - 9.90%
Caleres, Inc.
6.250%, 08/15/2023	1,296,000	1,296,000
Dillard’s, Inc.
7.130%, 08/01/2018	100,000	109,474
Dollar General Corp.
4.125%, 07/15/2017	2,000,000	2,064,584
Rent-A-Center, Inc.
6.625%, 11/15/2020	2,000,000	1,730,000
4.750%, 05/01/2021	1,250,000	940,625
Sally Holdings LLC / Sally Capital, Inc.
5.750%, 06/01/2022	1,245,000	1,302,581
		7,443,264

Software & Services - 5.29%
eBay, Inc.
1.350%, 07/15/2017	843,000	841,259
The Western Union Co.
5.930%, 10/01/2016	1,235,000	1,262,482
Total System Services, Inc.
2.375%, 06/01/2018	1,877,000	1,874,573
		3,978,314
See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

CORPORATE BONDS - 64.78% (continued)	Principal Amount	Value

Technology Hardware & Equipment - 8.48%
FLIR Systems, Inc.
3.750%, 09/01/2016	$1,019,000	$1,028,208
Jabil Circuit, Inc.
7.750%, 07/15/2016	2,000,000	2,028,810
8.250%, 03/15/2018	500,000	542,500
Tech Data Corp.
3.750%, 09/21/2017	2,735,000	2,770,812
		6,370,330

Telecommunication Services - 1.68%
Verizon Communications, Inc.
2.000%, 11/01/2016	1,250,000	1,258,750
TOTAL CORPORATE BONDS (Cost $50,913,523)		48,692,085

SHORT-TERM INVESTMENT - 20.55%

Money Market Fund - 20.55%
STIT-Treasury Portfolio -
Institutional Class, 0.230% (d)	15,446,078	15,446,078
TOTAL SHORT-TERM INVESTMENT
(Cost $15,446,078)		15,446,078
Total Investments (Cost $78,347,517) - 98.87%		74,313,325
Other Assets in Excess of Liabilities - 1.13%		847,910
TOTAL NET ASSETS - 100.00%		$75,161,235

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at March 31, 2016 was $10,334,999, which represented 13.75% of net assets.

(c)	Security is considered illiquid and may be difficult to sell.
(d)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Income Fund

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2016 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Depreciation
Wells		U.S.		Canadian
Fargo	08/26/2016	Dollars	741,781	Dollars	1,009,000	$(35,236)
See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

COMMON STOCKS - 51.01%	Shares	Value

Capital Goods - 0.67%
American Science & Engineering, Inc. (a)	11,120	$307,913

Commercial & Professional Services - 1.14%
Tetra Tech, Inc.	17,600	524,832

Consumer Durables & Apparel - 5.67%
Coach, Inc.	30,000	1,202,700
Mattel, Inc.	42,000	1,412,040
		2,614,740

Diversified Financials - 11.67%
Dundee Corp. - Class A (b)(c)	144,730	668,628
Leucadia National Corp.	52,500	848,925
Northern Trust Corp.	20,900	1,362,053
Oaktree Capital Group LLC	33,150	1,635,289
The Bank of New York Mellon Corp.	23,360	860,349
		5,375,244

Energy - 0.91%
Contango Oil & Gas Co. (c)	19,110	225,307
Unit Corp. (c)	22,000	193,820
		419,127

Health Care Equipment & Services - 1.51%
Laboratory Corp. of America Holdings (c)	5,950	696,924

Insurance - 1.18%
Baldwin & Lyons, Inc. - Class B	22,000	541,420

Materials - 3.65%
Alamos Gold, Inc. - Class A (b)	133,121	704,212
AuRico Metals, Inc. (b)(c)	1	0
Silver Wheaton Corp. (b)	59,000	978,220
		1,682,432

Media - 5.12%
Corus Entertainment, Inc. - Class B (b)	171,780	1,555,444
Quarto Group, Inc.	218,854	801,536
		2,356,980
See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

COMMON STOCKS - 51.01% (continued)	Shares	Value

Pharmaceuticals, Biotechnology
& Life Sciences - 0.52%
Bio-Rad Laboratories, Inc. - Class A (c)	1,768	$241,721

Software & Services - 8.34%
Amdocs Ltd. (b)	9,980	602,992
Symantec Corp.	68,930	1,266,933
Teradata Corp. (c)	58,800	1,542,912
The Western Union Co.	22,400	432,096
		3,844,933

Technology Hardware & Equipment - 5.55%
Apple, Inc.	6,965	759,115
Cisco Systems, Inc.	16,500	469,755
SanDisk Corp.	17,450	1,327,596
		2,556,466

Telecommunication Services - 5.08%
Telephone & Data Systems, Inc.	27,838	837,645
Verizon Communications, Inc.	27,800	1,503,424
		2,341,069
TOTAL COMMON STOCKS (Cost $22,184,095)		23,503,801

CONVERTIBLE BOND - 1.39%	Principal Amount

Diversified Financials - 1.39%
EZCORP, Inc.
2.125%, 06/15/2019	$1,023,000	641,933
TOTAL CONVERTIBLE BOND (Cost $810,956)		641,933
Total Investments (Cost $22,995,051) - 52.40%		24,145,734
Other Assets in Excess of Liabilities - 47.60%		21,932,745
TOTAL NET ASSETS - 100.00%		$46,078,479

Percentages are stated as a percent of net assets.
(a)	Affiliated company. See Footnote 7.
(b)	Foreign Issued Security.
(c)	Non-income producing security.

See notes to financial statements.

Intrepid Disciplined Value Fund

OPEN FUTURES CONTRACTS
March 31, 2016 (Unaudited)

	Number of	Notional
	Contracts	Value in	Settlement	Unrealized
Description	Sold	US Dollar	Month	Depreciation
Canadian Dollar Future	24	1,849,680	June 2016	$(34,290)
See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

COMMON STOCKS - 71.17%	Shares	Value

Australia - 15.27%
Coventry Group Ltd.	302,858	$265,818
Fantastic Holdings Ltd.	63,807	91,708
GUD Holdings Ltd.	87,132	464,864
Pacific Brands Ltd.	368,166	290,683
Programmed Maintenance Services Ltd.	276,745	313,965
		1,427,038

Canada - 13.81%
Corus Entertainment, Inc. - Class B	42,080	381,028
Dundee Corp. - Class A (a)	69,040	318,953
HNZ Group, Inc.	19,660	156,372
Noranda Income Fund	110,400	248,214
Sandstorm Gold Ltd. (a)	56,380	185,490
		1,290,057

France - 8.95%
GEA	4,058	346,321
IPSOS	5,990	139,933
Vetoquinol SA	8,450	349,900
		836,154

Germany - 19.87%
Balda AG	442,129	1,308,059
Hornbach Baumarkt AG	12,200	392,872
KSB AG	380	142,693
KSB AG	35	13,557
		1,857,181

Greece - 2.52%
Metka SA	31,660	235,250

United Kingdom - 10.75%
Fenner PLC	84,700	164,836
Quarto Group, Inc.	59,550	218,097
Royal Mail PLC	54,625	377,133
Stallergenes Greer PLC (a)	7,727	244,433
		1,004,499
TOTAL COMMON STOCKS (Cost $7,121,423)		6,650,179
See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

PREFERRED STOCKS - 3.14%	Shares	Value

Canada - 2.03%
Dundee Corp., 1.845%	21,100	$189,271

United States - 1.11%
Pitney Bowes International Holdings,
Inc., 6.125% (b)(c) (Cost: $106,250;
Original acquisition date: 02/20/2015)	100	103,781
TOTAL PREFERRED STOCKS (Cost $241,145)		293,052

CONVERTIBLE BOND - 2.45%	Principal Amount

United States - 2.45%
EZCORP, Inc.
2.125%, 06/15/2019	$365,000	229,038
TOTAL CONVERTIBLE BOND (Cost $268,002)		229,038
Total Investments (Cost $7,630,570) - 76.76%		7,172,269
Other Assets in Excess of Liabilities - 23.24%		2,171,250
TOTAL NET ASSETS - 100.00%		$9,343,519

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
The security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933. The aggregate value of restricted securities at March 31, 2016 was $103,781, which represented 1.11% of net assets.

(c)	Security is considered illiquid and may be difficult to sell.

OPEN FUTURES CONTRACTS
March 31, 2016 (Unaudited)

	Number of	Notional		Unrealized
	Contracts	Value in	Settlement	Appreciation
Description	Sold	US Dollar	Month	(Depreciation)
Australian Dollar Future	16	1,224,000	June 2016	$(17,946)
British Pound Future	5	449,156	June 2016	379
Canadian Dollar Future	12	924,840	June 2016	(17,145)
Euro FX Future	20	2,853,000	June 2016	(56,047)
				$(90,759)
See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

COMMON STOCKS - 80.00%	Shares	Value

Capital Goods - 7.65%
American Science & Engineering, Inc. (a)	6,789	$187,987
Cubic Corp.	10,009	399,960
		587,947

Commercial & Professional Services - 5.88%
Tetra Tech, Inc.	15,150	451,773

Consumer Durables & Apparel - 7.38%
Coach, Inc.	5,665	227,110
Mattel, Inc.	10,115	340,066
		567,176

Diversified Financials - 13.22%
Dundee Corp. - Class A (b)(c)	67,125	310,106
Leucadia National Corp.	22,535	364,391
Oaktree Capital Group LLC	6,910	340,870
		1,015,367

Energy - 0.98%
Unit Corp. (c)	8,539	75,229

Health Care Equipment & Services - 1.97%
Laboratory Corp. of America Holdings (c)	1,291	151,215

Insurance - 4.44%
Baldwin & Lyons, Inc. - Class B	13,855	340,972

Materials - 8.47%
Sandstorm Gold Ltd. (b)(c)	104,949	345,282
Silver Wheaton Corp. (b)	18,390	304,906
		650,188

Media - 10.33%
Corus Entertainment, Inc. - Class B (b)	70,945	642,397
Starz - Class A (c)	5,745	151,266
		793,663

Pharmaceuticals, Biotechnology
& Life Sciences - 2.97%
Bio-Rad Laboratories, Inc. - Class A (c)	1,670	228,322
See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2016 (Unaudited)

COMMON STOCKS - 80.00% (continued)	Shares	Value

Software & Services - 10.16%
Amdocs Ltd. (b)	5,015	$303,006
Teradata Corp. (c)	13,865	363,818
The Western Union Co.	5,870	113,232
		780,056

Technology Hardware & Equipment - 3.56%
SanDisk Corp.	3,590	273,127

Telecommunication Services - 2.99%
Telephone & Data Systems, Inc.	7,640	229,888
TOTAL COMMON STOCKS (Cost $5,617,953)		6,144,923

CONVERTIBLE BOND - 7.27%	Principal Amount

Diversified Financials - 7.27%
EZCORP, Inc.
2.125%, 06/15/2019	$890,000	558,475
TOTAL CONVERTIBLE BOND (Cost $618,250)		558,475
Total Investments (Cost $6,236,203) - 87.27%		6,703,398
Other Assets in Excess of Liabilities - 12.73%		977,678
TOTAL NET ASSETS - 100.00%		$7,681,076

Percentages are stated as a percent of net assets.
(a)	Affiliated Company. See Footnote 7.
(b)	Foreign Issued Security.
(c)	Non-income producing security.

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2016 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Depreciation
Morgan		U.S.		Canadian
Stanley	08/02/2016	Dollars	689,532	Dollars	965,000	$(53,579)

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$225,979,479	$75,305,601	$74,313,325
Affiliated issuers	6,386,006	3,667,513	—
Investment receivable	—	1,490,728	—
Income receivable	1,424,949	151,473	939,667
Receivable for fund shares sold	97,816	89,757	—
Cash	54,547,161	173,187,753	6,544
Appreciation on forward currency contracts	707,115	—	—
Deposit for futures at broker	—	—	—
Deposit for forwards at broker	2,180,000	—	—
Receivable from investment adviser	—	—	—
Deferred offering expenses	—	—	—
Other assets	42,498	36,233	14,142
Total assets	291,365,024	253,929,058	75,273,678

LIABILITIES:
Payable for fund shares redeemed	34,700	127,152	2,000
Payable for investment securities purchased	457,069	—
Payable for foreign currencies purchased	—	—	—
Due to custodian	—	—	—
Depreciation on forward currency contracts	—	1,698,550	35,236
Payable to Investment Adviser	226,444	194,157	39,618
Payable to Trustees	6,340	8,401	1,335
Accrued distribution fees	21,132	36,706	—
Other expenses	95,486	124,590	34,254
Total liabilities	841,171	2,189,556	112,443
Total net assets	$290,523,853	$251,739,502	$75,161,235

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2016 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
NET ASSETS CONSIST OF:
Capital stock	$295,087,009	$260,763,817	$82,763,189
Accumulated net investment income (loss)	858,799	(578,985)	(3,113)
Accumulated undistributed net realized
gain (loss) on investments	8,435,792	(2,448,087)	(3,528,944)
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(14,564,862)	(4,298,693)	(4,034,661)
Forward currency contracts	707,115	(1,698,550)	(35,236)
Futures contracts	—	—	—
Total net assets	$290,523,853	$251,739,502	$75,161,235
Investor Class
Net Assets	$115,949,355	$184,160,894	$—
Shares outstanding	10,877,903	13,419,212	—
Institutional Class
Net Assets	174,574,498	67,578,608	75,161,235
Shares outstanding	16,373,957	4,828,373	8,502,684
Total shares outstanding (unlimited
shares of no par value authorized)	27,251,859	18,247,585	8,502,684
Investor Class Net asset value, offering
and redemption price per share(2)	$10.66	$13.72	$—
Institutional Class Net asset value, offering
and redemption price per share(2)	$10.66	$14.00	$8.84

(1) Cost of Investments
Unaffiliated issuers	$238,125,808	$78,794,037	$78,347,517
Affiliated issuers	8,803,882	4,475,745	—
(2) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2016 (Unaudited)

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$23,837,821	$7,172,269	$6,515,411
Affiliated issuers	307,913	—	187,987
Investment receivable	506,518	55,256	9,322
Income receivable	17,334	57,040	7,257
Receivable for fund shares sold	135,000	—	135,300
Cash	21,749,813	1,980,163	1,302,796
Appreciation on forward currency contracts	—	—	—
Deposit for futures at broker	48,320	123,656	—
Deposit for forwards at broker	—	—	—
Receivable from investment adviser	—	642	3,911
Deferred offering expenses	—	—	16,679
Other assets	13,543	15,533	8,400
Total assets	46,616,262	9,404,559	8,187,063
LIABILITIES:
Payable for fund shares redeemed	—	43	—
Payable for investment securities purchased	429,591	24,513	431,860
Payable for foreign currencies purchased	—	5	—
Due to custodian	—	—	—
Depreciation on forward currency contracts	—	—	53,579
Payable to Investment Adviser	36,747	—	—
Payable to Trustees	623	17	46
Accrued distribution fees	43,249	7,459	1,441
Other expenses	27,573	29,003	19,061
Total liabilities	537,783	61,040	505,987
Total net assets	$46,078,479	$9,343,519	$7,681,076

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2016 (Unaudited)

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
NET ASSETS CONSIST OF:
Capital stock	$44,579,514	$9,983,977	$7,301,405
Accumulated net investment income (loss)	158,842	(129,428)	23,255
Accumulated undistributed net realized
gain (loss) on investments	223,730	34,534	(57,200)
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	1,150,683	(454,805)	467,195
Forward currency contracts	—	—	(53,579)
Futures contracts	(34,290)	(90,759)	—
Total net assets	$46,078,479	$9,343,519	$7,681,076
Investor Class
Net Assets	$46,078,479	$9,343,519	$7,681,076
Shares outstanding	4,583,497	1,034,405	780,375
Institutional Class
Net Assets	—	—	—
Shares outstanding	—	—	—
Total shares outstanding (unlimited
shares of no par value authorized)	4,583,497	1,034,405	780,375
Investor Class Net asset value, offering
and redemption price per share(2)	$10.05	$9.03	$9.84
Institutional Class Net asset value, offering
and redemption price per share(2)	N/A	N/A	N/A

(1) Cost of Investments
Unaffiliated issuers	$22,509,019	$7,630,570	$6,022,361
Affiliated issuers	486,032	—	213,842
(2) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the period ended March 31, 2016 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income*
Unaffiliated issuers	$3,315,802	$1,051,325	$185,253
Affiliated issuers	168,797	87,418	—
Interest income*	2,315,326	514,777	1,422,675
Total investment income	5,799,925	1,653,520	1,607,928
Advisory fees (See Note 3)	1,493,062	1,357,928	299,138
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	161,714	245,182	—
Administration fees	106,446	97,539	28,470
Fund accounting fees	61,838	53,614	16,826
Shareholder servicing fees and expenses	44,005	63,596	12,807
Custody fees	19,718	8,621	2,725
Federal and state registration	16,837	21,968	10,889
Audit fees	14,641	14,641	14,641
Trustees fees and expenses	14,998	13,826	3,748
Reports to shareholders	13,809	23,889	3,201
Insurance	11,986	12,817	2,837
Legal fees	5,215	8,227	4,756
Deferred offering expenses	—	—	—
Miscellaneous	3,663	3,479	1,099
Total expenses before Adviser reimbursement	1,967,932	1,925,327	401,137
Expenses reimbursed by Adviser (See Note 3)	(89,196)	(118,528)	(42,171)
Net expenses before Adviser recoupment	1,878,736	1,806,799	358,966
Expenses recouped by Adviser	—	—	—
Total net expenses	1,878,736	1,806,799	358,966
Net investment income	3,921,189	(153,279)	1,248,962

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation
Unaffiliated issuers	11,216,223	(1,917,150)	(74,201)
Affiliated issuers	(56,497)	(1,931)	—
Forward currency contracts	(903,063)	1,827,168	33,875
Futures contracts closed	—	—	—
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	(6,264,044)	6,004,014	(1,233,771)
Forward currency contracts	1,550,962	(2,124,256)	(48,595)
Futures contracts	—	—	—
Net realized and unrealized gain (loss)	5,543,581	3,787,845	(1,322,692)
Net increase (decrease) in net assets
resulting from operations	$9,464,770	$3,634,566	$(73,730)
* Net of foreign taxes withheld	$74,904	$96,186	$6,663

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS (continued)
For the period ended March 31, 2016 (Unaudited)

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
INVESTMENT INCOME:
Dividend income*
Unaffiliated issuers	$519,380	$395,295	$38,826
Affiliated issuers	11,120	—	2,403
Interest income*	38,874	9,344	18,043
Total investment income	569,374	404,639	59,272
Advisory fees (See Note 3)	220,557	40,963	20,854
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	—	10,241	5,214
Administration fees	15,988	3,872	2,189
Fund accounting fees	8,414	2,930	1,193
Shareholder servicing fees and expenses	11,161	8,513	9,242
Custody fees	1,926	14,298	1,106
Federal and state registration	12,364	5,196	2,163
Audit fees	14,641	13,993	13,014
Trustees fees and expenses	2,010	274	92
Reports to shareholders	2,195	1,104	642
Insurance	1,281	—	92
Legal fees	4,286	2,931	4,483
Deferred offering expenses	—	5,891	25,620
Miscellaneous	641	95	184
Total expenses before Adviser reimbursement	295,464	110,301	86,088
Expenses reimbursed by Adviser (See Note 3)	(8,740)	(52,949)	(56,892)
Net expenses before Adviser recoupment	286,724	57,352	29,196
Expenses recouped by Adviser	—	—	—
Total net expenses	286,724	57,352	29,196
Net investment income	282,650	347,287	30,076

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation
Unaffiliated issuers	275,416	62,661	(82,455)
Affiliated issuers	—	—	—
Forward currency contracts	—	—	26,677
Futures contracts closed	(5,787)	(18,145)	—
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	2,091,627	(181,593)	557,243
Forward currency contracts	—	—	(55,179)
Futures contracts	(46,187)	(135,707)	—
Net realized and unrealized gain (loss)	2,315,069	(272,784)	446,286
Net increase in net assets resulting
from operations	$2,597,719	$74,503	$476,362
* Net of foreign taxes withheld	$10,491	$62,930	$3,301

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended
	March 31, 2016	September 30, 2015
	(Unaudited)
OPERATIONS:
Net investment income	$3,921,189	$6,688,776
Net realized gain on investments
and foreign currency translation	10,256,663	8,553,901
Net change in unrealized depreciation	(4,713,082)	(41,642,071)
Net increase (decrease) in assets
resulting from operations	9,464,770	(26,399,394)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(2,243,203)	(3,110,386)
From net investment income - Institutional Class	(3,291,711)	(4,028,298)
From net realized gain - Investor Class	(5,281)	(19,274,277)
From net realized gain - Institutional Class	(6,622)	(18,631,286)
Total distributions	(5,546,817)	(45,044,247)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	6,923,595	30,742,441
Proceeds from shares sold - Institutional Class	35,725,533	55,201,331
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	2,148,323	21,619,157
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	2,256,920	13,980,846
Cost of shares redeemed - Investor Class(1)	(44,107,819)	(106,875,615)
Cost of shares redeemed - Institutional Class(2)	(48,118,500)	(83,896,773)
Net decrease in net assets from
capital share transactions	(45,171,948)	(69,228,613)

TOTAL DECREASE IN NET ASSETS	(41,253,995)	(140,672,254)

NET ASSETS:
Beginning of period	331,777,848	472,450,102
End of period (including accumulated
net investment income of
$858,799 and $2,472,524)	$290,523,853	$331,777,848
(1)	Net of redemption fees of $544 and $1,394, respectively.
(2)	Net of redemption fees of $4,410 and $2,511, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended	Year Ended
	March 31, 2016	September 30, 2015
	(Unaudited)
OPERATIONS:
Net investment loss	$(153,279)	$(2,720,603)
Net realized gain (loss) on investments
and foreign currency translation	(91,913)	16,854,872
Net change in unrealized appreciation (depreciation)	3,879,758	(38,265,410)
Net increase (decrease) in assets
resulting from operations	3,634,566	(24,131,141)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(2,562,801)	—
From net investment income - Institutional Class	(1,007,410)	—
From net realized gain - Investor Class	—	(38,986,522)
From net realized gain - Institutional Class	—	(18,134,403)
Total distributions	(3,570,211)	(57,120,925)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	8,893,293	40,074,490
Proceeds from shares sold - Institutional Class	5,059,013	25,440,563
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	2,516,140	38,381,039
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	875,565	16,119,538
Cost of shares redeemed - Investor Class(1)	(44,313,837)	(227,341,910)
Cost of shares redeemed - Institutional Class(2)	(23,638,191)	(169,574,033)
Net decrease in net assets
from capital share transactions	(50,608,017)	(276,900,313)

TOTAL DECREASE IN NET ASSETS	(50,543,662)	(358,152,379)

NET ASSETS:
Beginning of period	302,283,164	660,435,543
End of period (including accumulated
net investment income (loss) of
$(578,985) and $3,144,505)	$251,739,502	$302,283,164

(1)	Net of redemption fees of $419 and $6,079, respectively.
(2)	Net of redemption fees of $12 and $14,407, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended	Year Ended
	March 31, 2016	September 30, 2015
	(Unaudited)
OPERATIONS:
Net investment income	$1,248,962	$3,011,475
Net realized loss on investments	(40,326)	(3,246,125)
Net change in unrealized depreciation	(1,282,366)	(2,499,791)
Net decrease in assets resulting from operations	(73,730)	(2,734,441)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,630,369)	(2,992,919)
From net realized gain	—	(742,996)
Total distributions	(1,630,369)	(3,735,915)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,644,355	4,180,583
Proceeds from shares issued to holders in
reinvestment of dividends	1,514,544	3,545,816
Cost of shares redeemed	(12,281,082)	(22,628,527)
Net decrease in net assets from
capital share transactions	(8,122,183)	(14,902,128)

TOTAL DECREASE IN NET ASSETS	(9,826,282)	(21,372,484)

NET ASSETS:
Beginning of period	84,987,517	106,360,001
End of period (including accumulated
net investment income (loss) of
$(3,113) and $378,294)	$75,161,235	$84,987,517

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended	Year Ended
	March 31, 2016	September 30, 2015
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$282,650	$(64,544)
Net realized gain on investments	269,629	2,810,170
Net change in unrealized
appreciation (depreciation)	2,045,440	(4,359,057)
Net increase (decrease) in assets
resulting from operations	2,597,719	(1,613,431)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(175,496)	—
From net realized gain	(2,006,232)	(3,767,703)
Total distributions	(2,181,728)	(3,767,703)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,515,190	4,233,011
Proceeds from shares issued to holders
in reinvestment of dividends	2,156,213	3,729,654
Cost of shares redeemed(1)	(3,939,254)	(3,788,676)
Net increase in net assets from
capital share transactions	732,149	4,173,989

TOTAL INCREASE (DECREASE)
IN NET ASSETS	1,148,140	(1,207,145)

NET ASSETS:
Beginning of period	44,930,339	46,137,484
End of period (including accumulated
net investment income of
$158,842 and $51,688)	$46,078,479	$44,930,339

(1)	Net of redemption fees of $48 and $0, respectively.

See notes to financial statements.

Intrepid International Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended	through
	March 31, 2016	September 30, 2015
	(Unaudited)
OPERATIONS:
Net investment income	$347,287	$44,545
Net realized gain on investments	44,516	262,030
Net change in unrealized depreciation	(317,300)	(228,264)
Net increase in assets resulting from operations	74,503	78,311

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(637,422)	—
From net realized gain	(154,652)	—
Total distributions	(792,074)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,009,632	7,537,954
Proceeds from shares issued to holders in
reinvestment of dividends	792,074	—
Cost of shares redeemed	(313,761)	(43,120)
Net increase in net assets from
capital share transactions	2,487,945	7,494,834

TOTAL INCREASE IN NET ASSETS	1,770,374	7,573,145

NET ASSETS:
Beginning of period	7,573,145	—
End of period (including accumulated
net investment income (loss) of
$(129,428) and $160,707)	$9,343,519	$7,573,145

(1)	Fund commenced operations on December 30, 2014.

See notes to financial statements.

Intrepid Select Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

		July 31, 2015
	Period Ended	through
	March 31, 2016	September 30, 2015
	(Unaudited)
OPERATIONS:
Net investment income	$30,076	$2,735
Net realized loss on investments	(55,778)	(1,440)
Net change in unrealized
appreciation (depreciation)	502,064	(88,448)
Net increase (decrease) in assets
resulting from operations	476,362	(87,153)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,538)	—
From net realized gain	—	—
Total distributions	(9,538)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,835,386	1,477,193
Proceeds from shares issued to holders in
reinvestment of dividends	9,538	—
Cost of shares redeemed	(20,712)	—
Net increase in net assets from
capital share transactions	5,824,212	1,477,193

TOTAL INCREASE IN NET ASSETS	6,291,036	1,390,040

NET ASSETS:
Beginning of period	1,390,040	—
End of period (including accumulated
net investment income of
$23,255 and $2,717)	$7,681,076	$1,390,040

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended
	March 31,		Year Ended September 30,
	2016		2015	2014	2013	2012	2011
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.56		$12.69	$12.23	$11.69	$10.70	$11.09
OPERATIONS:
Net investment income(1)	0.17		0.18	0.12	0.18	0.18	0.16
Net realized and unrealized
gain (loss) on investment
securities	0.13		(1.00)	1.09	0.93	1.72	(0.05)
Total from operations(2)	0.30		(0.82)	1.21	1.11	1.90	0.11
LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.19)	(0.12)	(0.17)	(0.18)	(0.17)
From net realized gains	(0.00	)(3)	(1.12)	(0.63)	(0.40)	(0.73)	(0.33)
Total distributions	(0.20)		(1.31)	(0.75)	(0.57)	(0.91)	(0.50)
NET ASSET VALUE:
End of period	$10.66		$10.56	$12.69	$12.23	$11.69	$10.70
Total return	2.82	%(4)	(7.17)%	10.23%	9.89%	18.63%	0.74%
Net assets at end of
period (000s omitted)	$115,949		$149,504	$238,691	$228,500	$288,462	$198,898
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.46	%(5)	1.42%	1.41%	1.42%	1.44%	1.46%
After expense
reimbursement/recoupment	1.40	%(5)	1.40%	1.40%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.39	%(5)	1.45%	0.97%	1.37%	1.62%	1.37%
After expense
reimbursement/recoupment	2.45	%(5)	1.47%	0.98%	1.39%	1.66%	1.43%
Portfolio turnover rate	7	%(4)	54%	73%	57%	63%	88%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2016 and each of the five years ended September 30, 2015, 2014, 2013, 2012 and 2011.

(3)	The amount represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended
	March 31,		Year Ended September 30,
	2016		2015	2014	2013	2012	2011
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.56		$12.69	$12.24	$11.70	$10.70	$11.10
OPERATIONS:
Net investment income(1)	0.16		0.22	0.15	0.19	0.21	0.18
Net realized and unrealized
gain (loss) on investment
securities	0.15		(1.00)	1.08	0.95	1.73	(0.05)
Total from operations(2)	0.31		(0.78)	1.23	1.14	1.94	0.13
LESS DISTRIBUTIONS:
From net investment income	(0.21)		(0.23)	(0.15)	(0.20)	(0.21)	(0.20)
From net realized gains	(0.00	)(3)	(1.12)	(0.63)	(0.40)	(0.73)	(0.33)
Total distributions	(0.21)		(1.35)	(0.78)	(0.60)	(0.94)	(0.53)
NET ASSET VALUE:
End of period	$10.66		$10.56	$12.69	$12.24	$11.70	$10.70
Total return	2.96	%(4)	(6.92)%	10.41%	10.18%	19.02%	0.93%
Net assets at end of
period (000s omitted)	$174,574		$182,274	$233,759	$189,630	$100,501	$81,675
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.21	%(5)	1.17%	1.16%	1.17%	1.19%	1.21%
After expense
reimbursement/recoupment	1.15	%(5)	1.15%	1.15%	1.15%	1.15%	1.15%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.71	%(5)	1.72%	1.23%	1.67%	1.85%	1.58%
After expense
reimbursement/recoupment	2.77	%(5)	1.74%	1.24%	1.69%	1.89%	1.64%
Portfolio turnover rate	7	%(4)	54%	73%	57%	63%	88%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2016 and each of the four years ended September 30, 2015, 2014, 2013 and 2012.

(3)	The amount represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended
	March 31,		Year Ended September 30,
	2016		2015	2014	2013	2012	2011
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$13.70		$16.18	$15.91	$15.80	$15.26	$15.98
OPERATIONS:
Net investment loss(1)	(0.01)		(0.17)	(0.22)	(0.12)	(0.06)	(0.09)
Net realized and unrealized
gain (loss) on investment
securities	0.21		(0.71)	1.17	1.48	2.47	0.32
Total from operations(2)	0.20		(0.88)	0.95	1.36	2.41	0.23
LESS DISTRIBUTIONS:
From net investment income	(0.18)		—	—	—	—	—
From net realized gains	—		(1.60)	(0.68)	(1.25)	(1.87)	(0.95)
Total distributions	(0.18)		(1.60)	(0.68)	(1.25)	(1.87)	(0.95)
NET ASSET VALUE:
End of period	$13.72		$13.70	$16.18	$15.91	$15.80	$15.26
Total return	1.49	%(3)	(6.03)%	6.08%	9.25%	16.76%	1.02%
Net assets at end
of period (000s omitted)	$184,161		$216,933	$421,714	$566,624	$699,196	$542,883
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.48	%(4)	1.42%	1.40%	1.42%	1.44%	1.45%
After expense
reimbursement/recoupment	1.40	%(4)	1.40%	1.40%	1.40%	1.40%	1.40%
RATIO OF NET
INVESTMENT LOSS TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.27	)%(4)	(0.67)%	(1.11)%	(0.72)%	(0.44)%	(0.54)%
After expense
reimbursement/recoupment	(0.19	)%(4)	(0.65)%	(1.11)%	(0.70)%	(0.40)%	(0.49)%
Portfolio turnover rate	22	%(3)	75%	38%	30%	68%	88%

(1)	Net investment loss per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2016 and each of the five years ended September 30, 2015, 2014, 2013, 2012 and 2011.

(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended
	March 31,		Year Ended September 30,
	2016		2015	2014	2013	2012	2011
	(Unaudited)
NET ASSET VALUE:
Net investment income(1)	$13.97		$16.42	$16.09	$15.93	$15.34	$16.02
OPERATIONS:
Net investment
income (loss)(1)	0.08		(0.06)	(0.16)	(0.09)	(0.03)	(0.02)
Net realized and unrealized
gain (loss) on investment
securities	0.14		(0.79)	1.17	1.50	2.49	0.29
Total from operations(2)	0.22		(0.85)	1.01	1.41	2.46	0.27
LESS DISTRIBUTIONS:
From net investment income	(0.19)		—	—	—	—	—
From net realized gains	—		(1.60)	(0.68)	(1.25)	(1.87)	(0.95)
Total distributions	(0.19)		(1.60)	(0.68)	(1.25)	(1.87)	(0.95)
NET ASSET VALUE:
End of period	$14.00		$13.97	$16.42	$16.09	$15.93	$15.34
Total return	1.61	%(3)	(5.68)%	6.39%	9.51%	17.02%	1.28%
Net assets at end
of period (000s omitted)	$67,579		$85,350	$238,722	$108,728	$64,581	$49,729
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.23	%(4)	1.17%	1.15%	1.17%	1.19%	1.20%
After expense
reimbursement/recoupment	1.15	%(4)	1.15%	1.15%	1.15%	1.15%	1.15%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.00	)%(4)	(0.44)%	(0.85)%	(0.47)%	(0.18)%	(0.29)%
After expense
reimbursement/recoupment	0.08	%(4)	(0.42)%	(0.85)%	(0.45)%	(0.14)%	(0.24)%
Portfolio turnover rate	22	%(3)	75%	38%	30%	68%	88%
(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 for the six months ended March 31, 2016 and each of the five years ended September 30, 2015, 2014, 2013, 2012, and 2011.

(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended
	March 31,		Year Ended September 30,
	2016		2015	2014		2013	2012	2011
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.02		$9.65	$9.66		$9.80	$9.63	$9.77
OPERATIONS:
Net investment income(1)	0.15		0.30	0.28		0.30	0.47	0.38
Net realized and unrealized
gain (loss) on investment
securities	(0.14)		(0.56)	0.04		(0.01)	0.30	(0.09)
Total from operations(2)	0.01		(0.26)	0.32		0.29	0.77	0.29
LESS DISTRIBUTIONS:
From net investment income	(0.19)		(0.30)	(0.28)		(0.33)	(0.45)	(0.43)
From net realized gains	—		(0.07)	(0.05)		(0.10)	(0.15)	(0.00	)(3)
Total distributions	(0.19)		(0.37)	(0.33)		(0.43)	(0.60)	(0.43)
NET ASSET VALUE:
End of period	$8.84		$9.02	$9.65		$9.66	$9.80	$9.63
Total return	0.07	%(6)	(2.76)%	3.38%		3.03%	8.17%	2.97%
Net assets at end
of period (000s omitted)	$75,161		$84,988	$106,360		$74,828	$63,085	$50,451
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.00	%(7)	0.96%	0.95	%(4)	0.98%	1.01%	1.07%
After expense
reimbursement/recoupment	0.90	%(7)	0.90%	0.90	%(4)	0.90%	0.90%	0.90%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	3.03	%(7)	3.05%	2.85	%(5)	2.96%	4.56%	4.09%
After expense
reimbursement/recoupment	3.13	%(7)	3.11%	2.90	%(5)	3.04%	4.67%	4.26%
Portfolio turnover rate	25	%(6)	51%	53%		78%	54%	77%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2014 and 2013.
(3)	The amount represents less than $0.01 per share.
(4)
Includes expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 0.98% and 0.93%, respectively.

(5)
Includes income and expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 2.83% and 2.88%, respectively.

(6)	Not annualized.
(7)	Annualized.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period
	Ended
	March 31,		Year Ended September 30,
	2016		2015	2014	2013	2012	2011
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.98		$11.22	$11.11	$10.48	$9.23	$10.23
OPERATIONS:
Net investment
income (loss)(1)	0.06		(0.01)	(0.06)	0.03	0.01	(0.03)
Net realized and unrealized
gain (loss) on investment
securities	0.51		(0.31)	1.08	1.36	1.87	(0.16)
Total from operations(2)	0.57		(0.32)	1.02	1.39	1.88	(0.19)
LESS DISTRIBUTIONS:
From net investment income	(0.04)		—	—	(0.07)	(0.02)	—
From net realized gains	(0.46)		(0.92)	(0.91)	(0.69)	(0.61)	(0.81)
Total distributions	(0.50)		(0.92)	(0.91)	(0.76)	(0.63)	(0.81)
NET ASSET VALUE:
End of period	$10.05		$9.98	$11.22	$11.11	$10.48	$9.23
Total return	5.91	%(3)	(3.32)%	9.69%	14.27%	21.07%	(2.61)%
Net assets at end
of period (000s omitted)	$46,078		$44,930	$46,137	$41,374	$46,975	$36,356
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.34	%(4)	1.31%	1.57%	1.59%	1.60%	1.69%
After expense
reimbursement/recoupment	1.30	%(4)	1.30%	1.33%	1.40%	1.40%	1.54%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.24	%(4)	(0.14)%	(0.78)%	0.03%	(0.16)%	(0.48)%
After expense
reimbursement/recoupment	1.28	%(4)	(0.13)%	(0.54)%	0.22%	0.04%	(0.33)%
Portfolio turnover rate	9	%(3)	71%	66%	30%	71%	74%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2016 and each of the three years ended September 30, 2014, 2012 and 2011.

(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid International Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

			December 30, 2014(1)
	Period Ended		through
	March 31, 2016		September 30, 2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.95		$10.00

OPERATIONS:
Net investment income(2)	0.60		0.06
Net realized and unrealized loss on investment securities	(0.62)		(0.11)
Total from operations	(0.02)		(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.72)		—
From net realized gains	(0.18)		—
Total distributions	(0.90)		—

NET ASSET VALUE:
End of period	$9.03		$9.95
Total return	0.14	%(3)	(0.50	)%(3)
Net assets at end of period (000s omitted)	$9,344		$7,573

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	2.69	%(4)	4.07	%(4)
After expense reimbursement/recoupment	1.40	%(4)	1.40	%(4)

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	7.19	%(4)	(1.47	)%(4)
After expense reimbursement/recoupment	8.48	%(4)	1.20	%(4)
Portfolio turnover rate	11	%(3)	32	%(3)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Select Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

			July 31, 2015(1)
	Period Ended		through
	March 31, 2016		September 30, 2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.17		$10.00

OPERATIONS:
Net investment income(2)	0.05		0.02
Net realized and unrealized gain (loss)
on investment securities	0.64		(0.85)
Total from operations	0.69		(0.83)

LESS DISTRIBUTIONS:
From net investment income	(0.02)		—
From net realized gains	—		—
Total distributions	(0.02)		—

NET ASSET VALUE:
End of period	$9.84		$9.17
Total return	7.52	%(3)	(8.30	)%(3)
Net assets at end of period (000s omitted)	$7,681		$1,390

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	4.13	%(4)	21.45	%(4)
After expense reimbursement/recoupment	1.40	%(4)	1.40	%(4)

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	(1.29	)%(4)	(18.42	)%(4)
After expense reimbursement/recoupment	1.44	%(4)	1.63	%(4)
Portfolio turnover rate	19	%(3)	1	%(3)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Not annualized.
(4)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2015, the Trust consisted of six series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund. The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014. Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares. The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010, the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007, the Intrepid International Fund’s Investor Class commenced operations on December 30, 2014, and the Intrepid Select Fund’s Investor Class commenced operations on July 31, 2015. The Intrepid Disciplined Value Fund’s, the Intrepid International Fund’s, and the Intrepid Select Fund’s Institutional Class are not available for sale.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted prices in active markets for identical securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest bid quotations from Nasdaq will be used. When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. When using the latest bid quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, preferred securities and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer. These securities will generally be classified as Level 2 securities.

Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange rates. These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade. If there was no sale on the applicable exchange

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade. When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of March 31, 2016, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$163,341,284	$—	$—	$163,341,284
Total Preferred Stock*	—	9,340,312	—	9,340,312
Total Convertible Bond*	—	10,667,500	—	10,667,500
Total Corporate Bonds*	—	49,016,389	—	49,016,389
Total Forward Currency
Contracts**	—	1,160,482	—	1,160,482
Total Assets	$163,341,284	$70,184,683	$—	$233,525,967
Liabilities
Total Forward Currency
Contract**	$—	$(453,367)	$—	$(453,367)
Total Liabilities	$—	$(453,367)	$—	$(453,367)

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$58,422,219	$—	$—	$58,422,219
Total Preferred Stock*	—	9,599,765	—	9,599,765
Total Convertible Bond*	—	10,951,130	—	10,951,130
Total Assets	$58,422,219	$20,550,895	$—	$78,973,114
Liabilities
Total Forward Currency
Contract**	$—	$(1,698,550)	$—	$(1,698,550)
Total Liabilities	$—	$(1,698,550)	$—	$(1,698,550)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$1,940,766	$—	$—	$1,940,766
Total Preferred Stock*	—	3,269,109	—	3,269,109
Total Convertible Bonds*	—	4,965,287	—	4,965,287
Total Corporate Bonds*	—	48,692,085	—	48,692,085
Total Money
Market Fund*	15,446,078	—	—	15,446,078
Total Assets	$17,386,844	$56,926,481	$—	$74,313,325
Liabilities
Total Forward Currency
Contract**	$—	$(35,236)	$—	$(35,236)
Total Liabilities	$—	$(35,236)	$—	$(35,236)

Intrepid Disciplined Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$23,503,801	$—	$—	$23,503,801
Total Convertible Bond*	—	641,933	—	641,933
Total Assets	$23,503,801	$641,933	$—	$24,145,734
Liabilities
Total Futures
Contract**	$(34,290)	$—	$—	$(34,290)
Total Liabilities	$(34,290)	$—	$—	$(34,290)

Intrepid International Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$6,650,179	$—	$—	$6,650,179
Preferred Stocks
Canada	189,271	—	—	189,271
United States	—	103,781	—	103,781
Total Preferred Stocks	189,271	103,781	—	293,052
Total Convertible Bond*	—	229,038	—	229,038
Total Futures Contract**	379	—	—	379
Total Assets	$6,839,829	$332,819	$—	$7,172,648
Liabilities
Total Futures
Contracts**	$(91,138)	$—	$—	$(91,138)
Total Liabilities	$(91,138)	$—	$—	$(91,138)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

Intrepid Select Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$6,144,923	$—	$—	$6,144,923
Total Convertible Bond*	—	558,475	—	558,475
Total Assets	$6,144,923	$558,475	$—	$6,703,398
Liabilities
Total Forward Currency
Contract**	$—	$(53,579)	$—	$(53,579)
Total Liabilities	$—	$(53,579)	$—	$(53,579)

*	For further information regarding security characteristics, please see the Schedules of Investments.
**
Derivative instruments not reflected in the Schedule of Investments, such as forward currency and futures contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

	Intrepid	Intrepid	Intrepid
	Capital	Endurance	Income
	Fund	Fund	Fund
Transfer Into Level 1	$—	$—	$—
Transfer Out of Level 1	—	—	—
Net Transfer Into Level 1	—	—	—
Transfers Into Level 2	—	—	—
Transfers Out of Level 2	—	—	—
Net Transfers Out of Level 2	$—	$—	$—

	Intrepid	Intrepid	Intrepid
	Disciplined	International	Select
	Value Fund	Fund	Fund
Transfer Into Level 1	$—	$13,557	$—
Transfer Out of Level 1	—	—	—
Net Transfer Into Level 1	—	13,557	—
Transfers Into Level 2	—	—	—
Transfers Out of Level 2	—	(13,557)	—
Net Transfers Out of Level 2	$—	$(13,557)	$—

The Funds did not hold any Level 3 securities during the period ended March 31, 2016. The Funds recognize transfers between levels at the end of the reporting period.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency and futures contracts, as a means to manage exposure to exchange rate risk. During the period ended March 31, 2016, the Intrepid Capital Fund, the Intrepid Endurance

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund held derivative instruments.

Forward Currency Contracts

The Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Select Fund used forward currency contracts during the period for the purpose of hedging exposures to non- U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds.

Effect of Forward Currency Contracts on the Statement of Operations as of March 31, 2016

	Change in unrealized	Realized gain (loss)
	appreciation (depreciation)	on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$1,550,962	$(903,063)
Intrepid Endurance Fund	$(2,124,256)	$1,827,168
Intrepid Income Fund	$(48,595)	$33,875
Intrepid Select Fund	$(55,179)	$26,677

The average monthly notional amounts of forward currency contracts during the period ended March 31, 2016 were as follows:

	Intrepid	Intrepid	Intrepid	Intrepid
Long Positions	Capital Fund	Endurance Fund	Income Fund	Select Fund
Forward currency
contracts	$—	$—	$185,390	$—

	Intrepid	Intrepid	Intrepid	Intrepid
Short Positions	Capital Fund	Endurance Fund	Income Fund	Select Fund
Forward currency
contract	$46,244,116	$16,364,224	$1,197,603	$537,136

Futures

The Intrepid Disciplined Value Fund and the Intrepid International Fund entered into futures contracts traded on domestic exchanges, including foreign currency futures contracts for the purpose of hedging exposures to non-U.S. dollar denominated assets. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

at the time it was closed. In connection with physically settled futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the fair value of the purchase obligation for long futures contracts or the fair value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include. 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts also expose the Fund to counterparty credit risk. The use of futures contracts creates leverage in a fund. The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

Effect of Futures Contracts on the Statement of Operations as of March 31, 2016

	Change in unrealized
	depreciation on	Realized loss
	futures contracts	on futures contracts
Intrepid Disciplined Value Fund	$(46,187)	$(5,787)
Intrepid International Fund	$(135,707)	$(18,145)

The average monthly notional amounts of short positions on futures contracts during the period ended March 31, 2016 were as follows:

Intrepid Disciplined	Intrepid
Value Fund	International Fund
$1,303,453	$4,823,778

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

As of March 31, 2016, the gross amount of derivative assets and liabilities which were not offset for the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund are presented gross on the Statement of Assets and Liabilities. At March 31, 2016, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Capital Fund are as follows:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

Forward Currency Contracts*

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$1,160,482	$(453,367)	$707,115	$—	$—	$707,115

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Intrepid Capital Fund	$(453,367)	$(453,367)	$—	$—	$—	$—

*	The respective counterparties for each contract are disclosed in the Open Forward Currency Contract detail within the Schedule of Investments.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund. Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class. Most Fund expenses are allocated by class based on relative net assets.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of March 31, 2016. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and / or adjustments.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund, Intrepid International Fund and Intrepid Select Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets of the Institutional Class. For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets. The Intrepid Disciplined Value Fund’s expenses were previously capped at 1.40% of average daily net assets for the period of January 31, 2011 through January 31, 2014. For the Intrepid International Fund and the Intrepid Select Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each Fund, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of average daily assets. Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

	Year of Expiration
	9/30/16	9/30/17	9/30/18	9/30/19
Intrepid Capital Fund	$78,422	$30,705	$67,817	$89,197
Intrepid Endurance Fund	181,009	51,755	115,800	118,528
Intrepid Income Fund	87,877	68,989	62,100	42,171
Intrepid Disciplined Value Fund	76,307	105,983	7,266	8,740
Intrepid International Fund	—	—	99,268	52,949
Intrepid Select Fund	—	—	33,729	56,892

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund, the International Fund and the Select Fund.

Quasar Distributors, LLC serves as the distributor to the Funds. Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	OFFERING COSTS

Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are amortized to expense over twelve months on a straight-line basis. The offering expenses incurred by the Intrepid International Fund and the Intrepid Select Fund are $27,296 and $47,301.

6.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended March 31, 2016 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$18,742,347	$100,154,888
Intrepid Endurance Fund	19,370,820	41,203,754
Intrepid Income Fund	13,688,606	16,189,766
Intrepid Disciplined Value Fund	4,045,411	2,116,347
Intrepid International Fund	2,714,594	622,919
Intrepid Select Fund	5,966,481	698,250

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

7.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2015 through March 31, 2016. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Capital Fund

	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2015	tions	tions	2016	Income	Loss	2016	2016
American
Science &
Engineering,
Inc.	171,674	64,706	(5,755)	230,625	$168,797	$(56,497)	$6,386,006	$8,803,882
					$168,797	$(56,497)	$6,386,006	$8,803,882

Intrepid Endurance Fund

	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2015	tions	tions	2016	Income	Loss	2016	2016
American
Science &
Engineering,
Inc.	85,363	63,837	(16,751)	132,449	$87,418	$(1,931)	$3,667,513	$4,475,745
					$87,418	$(1,931)	$3,667,513	$4,475,745

Intrepid Disciplined Value Fund

	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2015	tions	tions	2016	Income	Loss	2016	2016
American
Science &
Engineering,
Inc.	11,120	—	—	11,120	$11,120	$—	$307,913	$486,032
					$11,120	$—	$307,913	$486,032

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

Intrepid Select Fund

	Share			Share
	Balance at			Balance at			Value at	Cost at
	Oct. 1,	Addi-	Reduc-	March 31,	Dividend	Realized	March 31,	March 31,
Issuer Name	2015	tions	tions	2016	Income	Loss	2016	2016
American
Science &
Engineering,
Inc.	530	6,259	—	6,789	$2,403	$—	$187,987	$213,842
					$2,403	$—	$187,987	$213,842

8.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
Shares sold	654,458	2,599,354
Shares issued to holders in
reinvestment of dividends	202,052	1,876,133
Shares redeemed	(4,137,682)	(9,127,399)
Net decrease in shares	(3,281,172)	(4,651,912)
Shares outstanding:
Beginning of period	14,159,075	18,810,987
End of period	10,877,903	14,159,075

Intrepid Capital Fund – Institutional Class

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
Shares sold	3,442,235	4,735,031
Shares issued to holders in
reinvestment of dividends	212,212	1,215,158
Shares redeemed	(4,538,570)	(7,106,368)
Net decrease in shares	(884,123)	(1,156,179)
Shares outstanding:
Beginning of period	17,258,080	18,414,259
End of period	16,373,957	17,258,080

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

Intrepid Endurance Fund – Investor Class

	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
Shares sold	664,070	2,684,901
Shares issued to holders in
reinvestment of dividends	186,657	2,652,456
Shares redeemed	(3,260,486)	(15,564,694)
Net decrease in shares	(2,409,759)	(10,227,337)
Shares outstanding:
Beginning of period	15,828,971	26,056,308
End of period	13,419,212	15,828,971

Intrepid Endurance Fund – Institutional Class
	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
Shares sold	371,475	1,672,572
Shares issued to holders in
reinvestment of dividends	63,724	1,095,822
Shares redeemed	(1,718,087)	(11,192,390)
Net decrease in shares	(1,282,888)	(8,423,996)
Shares outstanding:
Beginning of period	6,111,261	14,535,257
End of period	4,828,373	6,111,261

Intrepid Income Fund
	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
Shares sold	299,054	447,204
Shares issued to holders in
reinvestment of dividends	171,456	384,919
Shares redeemed	(1,387,021)	(2,431,523)
Net decrease in shares	(916,511)	(1,599,400)
Shares outstanding:
Beginning of period	9,419,195	11,018,595
End of period	8,502,684	9,419,195

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

Intrepid Disciplined Value Fund
	Six Months Ended	Year Ended
	March 31, 2016	September 30, 2015
Shares sold	258,099	392,139
Shares issued to holders in
reinvestment of dividends	221,605	351,854
Shares redeemed	(398,369)	(354,690)
Net increase in shares	81,335	389,303
Shares outstanding:
Beginning of period	4,502,162	4,112,859
End of period	4,583,497	4,502,162

Intrepid International Fund
	Six Months Ended	Period Ended
	March 31, 2016	September 30, 2015
Shares sold	217,340	765,851
Shares issued to holders in
reinvestment of dividends	90,834	—
Shares redeemed	(35,241)	(4,379)
Net increase in shares	272,933	761,472
Shares outstanding:
Beginning of period	761,472	—
End of period	1,034,405	761,472

Intrepid Select Fund
	Six Months Ended	Period Ended
	March 31, 2016	September 30, 2015
Shares sold	630,146	151,574
Shares issued to holders in
reinvestment of dividends	1,024	—
Shares redeemed	(2,369)	—
Net increase in shares	628,801	151,574
Shares outstanding:
Beginning of period	151,574	—
End of period	780,375	151,574

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

9.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2015 and 2014 are as follows:

	September 30, 2015		September 30, 2014
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$21,062,154	$23,982,093	$17,350,570	$9,206,667
Intrepid
Endurance Fund	3,017,144	54,103,781	16,425,546	13,200,062
Intrepid Income Fund	3,234,027	501,888	3,067,890	523,598
Intrepid Disciplined
Value Fund	538,775	3,228,928	1,141,030	2,282,809
Intrepid
International Fund	—	—	—	—
Intrepid Select Fund	—	—	—	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2015, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains (Losses)	Income	Capital
Intrepid Capital Fund	$(9,521,423)	$2,926,224	$6,595,199
Intrepid Endurance Fund	(17,516,563)	7,050,448	10,466,115
Intrepid Income Fund	(242,387)	242,388	(1)
Intrepid Disciplined
Value Fund	(327,267)	116,232	211,035
Intrepid International Fund	(117,360)	116,162	1,198
Intrepid Select Fund	18	(18)	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for investment losses and currency adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

As of September 30, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$318,842,100	$109,790,208
Unrealized appreciation	27,253,133	10,436,553
Unrealized depreciation	(37,361,622)	(23,092,752)
Net unrealized depreciation	(10,108,489)	(12,656,199)
Undistributed ordinary income	1,628,677	3,570,211
Undistributed long-term capital gain	—	—
Distributable income	1,628,677	3,570,211
Other accumulated loss	(1,297)	(2,682)
Total accumulated loss	$(8,481,109)	$(9,088,670)

		Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$61,766,295	$20,932,698
Unrealized appreciation	215,561	2,034,035
Unrealized depreciation	(3,238,951)	(3,020,774)
Net unrealized depreciation	(3,023,390)	(986,739)
Undistributed ordinary income	391,653	1,130,821
Undistributed long-term capital gain	—	938,942
Distributable income	391,653	2,069,763
Other accumulated loss	(3,266,118)	(50)
Total accumulated gain (loss)	$(5,897,855)	$1,082,974

	Intrepid
	International	Intrepid
	Fund	Select Fund
Cost of investments	$5,512,187	$1,040,221
Unrealized appreciation	258,700	4,292
Unrealized depreciation	(580,422)	(94,339)
Net unrealized depreciation	(321,722)	(90,047)
Undistributed ordinary income	398,575	4,317
Undistributed long-term capital gain	—	—
Distributable income	398,575	4,317
Other accumulated gain (loss)	260	(1,423)
Total accumulated gain (loss)	$77,113	$(87,153)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2016 (Unaudited)

At September 30, 2015, Intrepid Income Fund and Intrepid Select Fund had post-October capital losses of $3,265,598 and $1,422, respectively.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2015, or for any other tax years which are open for exam. As of September 30, 2015, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2012 through 2015. The Intrepid International Fund and the Intrepid Select Fund’s open tax year is the tax year ended September 30, 2015. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2015.

10.	LINE OF CREDIT

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund each have a revolving unsecured credit facility in the amounts of $7,500,000, $7,500,000, $4,000,000, and $2,000,000, respectively, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Intrepid International Fund and Intrepid Select Fund do not have a revolving unsecured credit facility. The lines of credit have a one year term and are reviewed annually by the Board of Trustees. The current agreements run through October 12, 2016. The interest rate as of March 31, 2016 was 3.50%. During the period ended March 31, 2016, none of the Funds drew on their line of credit.

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2016 (Unaudited)

Investment Advisory Agreement Disclosure

On November 20, 2015, the Board of Trustees of Intrepid Capital Management Funds Trust (the “Trustees”) approved the continuation of the investment advisory agreements for the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, and the Intrepid Disciplined Value Fund (collectively the “Funds”, or the, “Fund”) with the investment adviser to the Funds, Intrepid Capital Management, Inc. (the “Adviser”). As part of the process of approving the continuation of the advisory agreements, the Trustees reviewed the fiduciary duties of the Trustees with respect to approving the advisory agreements and the relevant factors for the Trustees to consider, and the members of the Board of Trustees who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreements.

In advance of the meetings, the Adviser sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreements. This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreements; detailed comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Trustees believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreements. The Trustees recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreements, the Trustees and the Independent Trustees in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.
•	A comparison of the fees and expenses of the Funds to other similar funds.
•	A comparison of the fee structures of other accounts managed by the Adviser.
•	Whether economies of scale are recognized by the Funds.
•	The costs and profitability of the Funds to the Adviser.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2016 (Unaudited)

•	The performance of the Funds.
•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Board of Trustees, including all of the Independent Trustees, are as follows:

Nature and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities. The Trustees discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is highly research intensive. Management noted that in employing its strategy, the Adviser conducts extensive research on target companies, including interviews with management, competitors, analysts and others.

The Trustees also considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to the Funds by investment personnel of the Adviser. They discussed staffing at the Adviser, and concluded that the Adviser is well staffed to conduct the research needed to meet the investment objectives of the Funds. In addition, the Trustees considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser. Based on this review, the Trustees believe that the Adviser provides high quality services to the Funds, and they noted that their overall confidence in the Adviser is high.

The Trustees also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds. Management reviewed with the Trustees the comparison of the Funds’ expense ratios to other similar funds. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer universe for purposes of the materials. The Directors concluded that the Fund’s fee structure is comparable to the peer universe, and is reasonable.

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by the Adviser for separate accounts or private investment

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2016 (Unaudited)

companies and those performed by the Adviser for the Funds. The Adviser noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts or private investment companies. Specifically, the Adviser noted the following:

•	The Adviser provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.
•
With regard to the Funds, the Adviser attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Adviser maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.
•	The Adviser coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

The Trustees concluded that the services performed by the Adviser for the Funds require a higher level of service and oversight than the services performed by the Adviser for separate accounts or private investment companies. Based on this determination, the Trustees believe that the differential in advisory fees between the Funds and the separate accounts and private investment companies is reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients are reasonable.

Performance

The Trustees reviewed the Adviser’s quality of investment management, management history and ability to successfully market the Funds. They noted that while the Funds have underperformed in the short-term, it is their expectation that the Adviser’s discipline will lead to more favorable results in the long-term and concluded that renewal of the existing advisory agreements was in the best interest of the Funds’ shareholders.

The Trustees noted that at each quarterly meeting, the Trustees review reports comparing the investment performance of the Funds to various indices. Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Trustees believe that the Adviser manages the Funds in a manner that is materially consistent with their stated investment objective and style.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2016 (Unaudited)

funds. They noted that the Funds’ contractual investment advisory fee was higher than the industry average and attributed it to other peer funds realizing economies of scale to decrease advisory costs. The Trustees also considered the Funds’ overall expense ratios compared to peer group funds, which they believe are reasonable, and the Adviser’s willingness to waive a portion of their advisory fees to keep the overall expenses of the Funds lower.

The Trustees discussed the Adviser’s profitability, as presented, and the impact of the intermediary service fees on the profitability. The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.

Economies of Scale

The Trustees then discussed with management whether economies of scale are recognized by the Funds. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Trustees noted that many of the Funds’ expense are subject to diseconomies of scale. For example, the intermediary service fees generally increase as the Funds’ assets grow. Given the size of the Funds and the reimbursements being made by the Adviser, the Trustees determined that economies of scale were not being recognized, and that the proposed fee schedules were acceptable.

Fall-Out Benefits

The Trustees then considered other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee). The Trustees noted that the Adviser derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreements.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2016 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, and Intrepid Disciplined Value Fund designated $23,982,093, $54,103,781, $501,888 and $3,228,928, respectively, of total distributions paid during the fiscal year ended September 30, 2015 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 25.48%, 72.54%, 9.33% and 74.71%, respectively, of their ordinary income distributions for the period ended September 30, 2015 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2015, 18.05%, 27.50%, 7.34% and 67.36% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 38.14%, 0.00%, 93.82% and 0.15%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund and Intrepid Disciplined Value Fund designated 66.11%, 100.00%, 7.45% and 100.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2016 (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
Roy Clarke

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPSEMI-0316

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Intrepid Capital Management Funds Trust

By (Signature and Title)* /s/Mark F. Travis
Mark F. Travis, President

Date     June 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Mark F. Travis
Mark F. Travis, President

Date     June 1, 2016

By (Signature and Title)* /s/Donald C. White
Donald C. White, Treasurer

Date     June 1, 2016

* Print the name and title of each signing officer under his or her signature.